As filed with the Securities and Exchange Commission on April 19, 2023
REGISTRATION NO. 333-186807
REGISTRATION NO.
811-01705

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 14	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 449	☒
(Check appropriate box or boxes)

SEPARATE ACCOUNT A
(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
1345 Avenue of the Americas, New York, New York 10105
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code:
(212) 554-1234

ALFRED AYENSU-GHARTEY
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
Equitable Financial Life Insurance Company
1345 Avenue of the Americas, New York, New York 10105
(Names and Addresses of Agents for Service)

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2024 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(3) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in Separate Account under variable annuity contracts.

EQUI-VEST
®
GWBL Rollover Annuity

A variable deferred annuity contract

Prospectus dated May 1, 2024

Equitable Financial Life Insurance Company of America
Variable Account AA

Equitable Financial Life Insurance Company
Separate Account A

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for the Trust, which contain important information about the portfolios.

What is the EQUI-VEST
®
GWBL Rollover Annuity?

The EQUI-VEST
®
GWBL Rollover Annuity is a variable deferred annuity contract issued by
Equitable Financial Life Insurance Company of America
or
Equitable Financial Life Insurance Company
(the “Company”, “we”, “our” and “us”). It provides for the accumulation of retirement savings and for guaranteed payments from those savings. It also offers a number of annuitization options. You invest to accumulate value on a tax-favored
basis in one or more of our variable investment options (“investment options”).

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract.

This contract may not currently be available in all states. Certain features and benefits described in this Prospectus may not be available at the time you purchase the contract and may vary or not be available in all contracts or in all states. Please see Appendix: “State contract variations of certain features and benefits” for more information. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

The EQUI-VEST
®
GWBL Rollover Annuity contract is designed for plan participants who have invested in guaranteed benefits similar to the Guaranteed Withdrawal Benefit for Life feature described in this Prospectus. The EQUI-VEST
®
GWBL Rollover Annuity contract permits the portability of amounts invested in such guaranteed benefits in the event a plan participant has a distributable event under the terms of the employer’s plan and either wants to or needs to leave the employer’s plan.

Please note that the Guaranteed Withdrawal Benefit for Life feature is not optional. The EQUI-VEST
®
GWBL Rollover Annuity contract is offered only to individuals who wish to roll over eligible rollover distributions from certain employer-sponsored plans where the plan provides a benefit similar to the Guaranteed Withdrawal Benefit for Life feature described in this Prospectus. The source of the rollover must also be a contract issued by us or one of our affiliates. Throughout this
Prospectus we refer to these as “Prior Contracts”. To see a summary comparison of some of the features of Prior Contracts and the EQUI-VEST
®
GWBL Rollover Annuity contract, see Appendix: “Exchange programs”. In order to purchase this contract plan participants must have invested in guaranteed benefits similar to the Guaranteed Withdrawal Benefit for Life feature described in this Prospectus. See “Benefits available under the contract” and “How you can purchase and contribute to your contract” in “Purchasing the Contract” for more information.

Types of contracts.
 We offer the contracts for use as an individual retirement annuity (“IRA”), either traditional or Roth (Roll-overs only).

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your guaranteed benefits.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

#633268

The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Contents of this Prospectus

When we address the reader of this Prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word “contract” it also includes certificates that are issued under group contracts in some states.

Appendices

Portfolio Companies available under the contract	51

State contract variations of certain features and benefits	52

Exchange Programs	53

Definitions of key terms

Account value
— Is the total of the values you have in the investment options.

Annuitant/Owner
— Is the person who is the measuring life for determining contract benefits.

Business day
— Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash value
— The cash value is equal to the account value.

Company
— Refers to Equitable Financial Life Insurance Company of America (“Equitable America”) or Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York. Generally, Equitable America will issue contracts in all states except New York and Equitable Financial will issue contracts in New York. However, if any selling agent is an Equitable Advisors financial professional who has a business address in the state of New York, the issuing Company will be Equitable Financial, even if the contract is issued in a state other than New York.

Contract date
— The “contract date” is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary
— The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th.

Contract year
— The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Contributions
— You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

Guaranteed Annual Withdrawal Amount
— Your initial Guaranteed Annual Withdrawal Amount is equal to the equivalent guaranteed annual withdrawal amount in your Prior Contract. Your Guaranteed Annual Withdrawal Amount is reduced if: (i) you take an Early or Excess withdrawal; (ii) you elect Guaranteed Annual Withdrawal Amount payments on a Single life basis prior to age 65; or (iii) you elect Guaranteed Annual Withdrawal Amount payments on a Joint life basis.

Guaranteed Withdrawal Benefit for Life
— The Guaranteed Withdrawal Benefit for Life (“GWBL”) guarantees that you can take withdrawals from your account value up to your Guaranteed Annual Withdrawal Amount beginning at age 65 or later.

Guaranteed Withdrawal Rate (“GWR”)
— The GWR is the rate that will apply in order to calculate your Guaranteed Annual Withdrawal Amount, to contributions to the EQUI-VEST
®
GWBL Rollover Annuity contract from your Prior Contract. At the time you purchase your EQUI-VEST
®
GWBL Rollover Annuity contract, we import data regarding the weighted average of the prior GWR equivalents applied under your Prior Contract.

Maturity date
— The contract’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

Prior Contract
— Certain employer-sponsored plans where the plan provides a benefit similar to the Guaranteed Withdrawal Benefit for Life feature described in this Prospectus. The source of the rollover must also be a contract issued by us or one of our affiliates.

Separate Account
— Separate Account A and Variable Account AA, separate accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended, to which contributions under the contracts may be allocated.
To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. One of our Corporate Retirement Support Representatives can provide further explanation about your contract.

Prospectus	Contract or Supplemental Materials
account value	Annuity Account Value

unit	Accumulation Unit

Important information you should consider about the contract

FEES AND EXPENSES
Transaction Charges
You may be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or when you transfer between investment options in excess a certain number).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page of your contract for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (1)	1.00%	1.00%
Investment options (Portfolio fees and expenses) (2)	0.96%	1.13%
Guaranteed benefits (3)	1.00%	1.00%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.
(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2023 and could change from year to year.
(3)  Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assume that you do not take withdrawals from the contract or make any other transactions.

Lowest Annual Cost $2,595	Highest Annual Cost $2,724
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of contract and Portfolio fees and expenses
•   Least expensive combination of benefits
•   No sales charge
•   No additional contributions, transfers or withdrawals

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of benefits (Guaranteed Withdrawal Benefit for Life) and Portfolio fees and expenses
•   No sales charges
•   No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.

RISKS
Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value. For additional information about the risk of loss see “Principal risks of investing in the contract”.
Not a Short-Term Investment
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. Withdrawals may be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee table” in the prospectus.

Risks Associated with Investment Options
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “What are your investment options under the contract?” and “Portfolios of the Trust” in “Purchasing the contract” in the prospectus. See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks
An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed Withdrawal Benefit for Life. The general obligations and the Guaranteed Withdrawal Benefit for Life under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments
We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

For more information see “About the Separate Account” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trust” in “Purchasing the Contract” in the prospectus.

Optional Benefits
At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If we exercise our right to discontinue the acceptance of, and/or place additional limitations on contributions to the contract and/or contributions and/or transfers to any of the variable investment options, you may no longer be able to fund your guaranteed benefit.

Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the GWBL benefit see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified
plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the Guaranteed Withdrawal Benefit for Life feature during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides portability of amounts invested in such guaranteed benefits in the event a plan participant has a distributable event under the terms of the employer’s plan and either wants to or needs to leave the employer’s plan. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Guaranteed Withdrawal Benefit for Life;

•	Variable investment options; and

•	Maximum payment plan or the Customized payment plan.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.
Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to income taxes and a tax penalty if you are younger than 59
1
⁄
2
. Withdrawals may also reduce (possibly on a greater than
dollar-for-dollar
basis) or terminate any guaranteed benefits.

Death Benefit

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value.

Living Benefit

A living benefit called the Guaranteed Withdrawal Benefit for Life (“GWBL”) is included with the contract for an additional charge. The GWBL is a benefit that guarantees, subject to certain restrictions, annual lifetime payments. The minimum guarantee provided by this benefit may never come into effect.

Maximum payment plan or the Customized payment plan

You may elect either the Maximum payment plan or the Customized payment plan at any time after you are eligible to start taking Guaranteed Annual Withdrawal Amount payments at no additional charge. Our Maximum payment plan provides for the withdrawal of the Guaranteed Annual Withdrawal Amount in scheduled payments. Our Customized payment plan provides you with the option of electing to take a fixed dollar amount withdrawal not to exceed the Guaranteed Annual Withdrawal Amount, which will be subtracted from your account value.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this prospectus. Not every contract we issue, including some described in this prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the our annuity contracts.

You should work with your financial professional to decide whether the GWBL is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in the prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

Transaction Expenses
Sales Load Imposed on Purchases	None
Transfer Fee	None
Third Party Transfer or Exchange Fee (1)	$65
Special Service Charges (2)	$90

(1)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(2)
Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. The maximum charge for each service is $90. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year
during the time that you own the contract (not including Portfolio fees and expenses).

Annual Contract Expenses
Annual Administrative Charge (1)	$65
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.00%
Guaranteed Benefit Expenses
Guaranteed Withdrawal Benefit for Life charge (2)	1.00%

(1)
The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year. We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any EQUI-VEST® GWBL Rollover Annuity contract having an account value that, when combined with the account value of other EQUI-VEST
®
contracts owned by the same person, equals to or exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to contracts owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

(2)
Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered, or a death benefit is paid, on any date other than your contract date anniversary, we will deduct a pro rata portion of the charge for that year.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically durin
g
the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2023, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limita ti on Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses) *	0.96%	1.13%
Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses) * *	0.95%	1.13%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses.
**
“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2025 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2025.

Example
This Example is intended to help you
c
ompare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the Guaranteed Withdrawal Benefit for Life (at its maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$3,287	$10,029	$17,005	$35,518	$3,287	$10,029	$17,005	$35,518

The Company

Equitable America is an Arizona stock life insurance corporation organized in 1969 with an administrative office located at 8501 IBM Drive, Suite 150-GR, Charlotte, NC 28262-4333. Equitable Financial is a New York stock life insurance corporation doing business since 1859 with its home office located at 1345 Avenue of the Americas, New York, NY 10105. We are indirect wholly owned subsidiaries of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all 50 states (except Equitable America is not licensed in the state of New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence, as follows:

For correspondence:

For all communications (e.g., requests for transfers, withdrawals, or required notices) sent by USPS:

Equitable
EQUI-VEST
®
Processing Office
PO Box 1430
Charlotte, NC 28201-1430

For all communications (e.g., requests for transfers, withdrawals, or required notices) sent through other couriers:

Equitable
EQUI-VEST
®
Processing Office
8501 IBM Dr., Suite 150-GR
Charlotte, NC 28262-4333

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Suite 1000, Syracuse, New York 13202.

Reports we provide:

•	confirmation notices of financial transactions; and

•	quarterly statements of your contract values as of the close of each calendar quarter, including your Guaranteed Annual Withdrawal Amount as of the beginning and end of each calendar quarter.

For jointly owned contracts (if applicable), we provide reports to the primary joint owner’s address on file.

Equitable Client portal

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!
Visit equitable.com and click sign in to register today.

We have established procedures to reasonably confirm that the instructions communicated by Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” in this Prospectus).

Customer service representative:

You may also use our toll-free number
(800) 628-6673
to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880
for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at
(800) 628-6673,
Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

Toll-free telephone service:

You may reach us toll-free by calling
(800) 841-0801
for a recording of daily unit values for the investment options.

We generally require that the following types of communications be on specific forms we provide for that purpose:

(1)	tax withholding election;

(2)	direct transfers and rollovers;

(3)	death claims;

(4)	requests for enrollment in either our Maximum payment plan or Customized payment plan;

(5)	contract surrender and withdrawal requests; and

(6)	election to begin withdrawals under the Guaranteed Withdrawal Benefit for Life.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes; and

(2)	transfers among investment options.

To cancel or change the date annuity payments are to begin, we require written notification generally at least seven calendar days before the next scheduled transaction.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

The owner must sign all forms, notices and requests.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com. You can opt out by contacting customer service.

1.
Purchasing the Contract

How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. The contracts are issued as traditional individual retirement annuities that meet the requirements of Section 408 of the Code or Roth individual retirement annuities that meet the requirements of Section 408A of the Code and are available for owners between the ages of 45 and 94.

The contract is available to you if you wish to directly roll over an eligible rollover distribution from one of the following types of employer-sponsored plans where the plan had provided a benefit similar to the Guaranteed Withdrawal Benefit for Life under a contract issued by us or our affiliate:

•	403(b) plans;

•	457(b) plans sponsored by governmental employers; and

•	qualified plans under 401(a) of the Code (with or without 401(k) features).

There is no minimum contribution amount required in order to purchase the EQUI-VEST
®
GWBL Rollover Annuity. However, we do require that you have established a minimum of $1,000 in guaranteed annual payments under your Prior Contract.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our right to discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit the number of investment options which you may elect.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

See “Tax information” in this prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We currently do not accept any contribution if (i) the aggregate contributions under one or more contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue) or (ii) the aggregate contributions under all of our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on criteria we determine.

The “owner” is the person who is the named owner in the contract and is the measuring life for determining contract benefits and the maturity date. The owner of the contract is also the “annuitant.”

Owner and annuitant requirements

The owner and annuitant must be the same person and must meet the age requirements. For all contracts, the owner/annuitant must be age 45-94 at issue.

The contract is issued on a Single life basis if either: (i) under your Prior Contract, you elected to receive Guaranteed Annual Withdrawal Amount payments on a Single life basis; or (ii) you elect to receive Guaranteed Annual Withdrawal Amount payments on a Single life basis at the time you purchase the EQUI-VEST
®
GWBL Rollover Annuity contract.

The contract is issued on a Joint life basis if either: (i) under your Prior Contract, you elected to receive Guaranteed Annual Withdrawal Amount payments on a Joint life basis; or (ii) you elect to receive Guaranteed Annual Withdrawal Amount payments on a Joint life basis at the time you purchase the EQUI-VEST
®
GWBL Rollover Annuity contract. For contracts issued on a Joint life basis, the Joint life must be the owner’s spouse at the time the election to begin Guaranteed Annual Withdrawal Amount payments was made (under the Prior Contract or under the EQUI-VEST
®
GWBL Rollover Annuity contract).

If you elect to begin taking Guaranteed Annual Withdrawal Amount payments after you purchase the EQUI-VEST
®
GWBL Rollover Annuity contract, your Guaranteed Annual Withdrawal Amount payments will be calculated on the basis of your election (i.e. Single or Joint life). See “Electing to take your Guaranteed Annual Withdrawal Amount” under “Guaranteed Withdrawal Benefit for Life” for more information.

How you can make your contributions

Contributions must be made pursuant to a direct rollover. The source of the direct rollover is an employer plan which offers a feature similar to the Guaranteed Withdrawal Benefit for Life feature under this contract, where the employer plan uses a contract issued by us or one of our affiliates as a funding vehicle for the plan. We call such a funding vehicle the “Prior Contract.” If the source of your rollover is a “designated Roth account” under your employer’s plan, it must be rolled over to a Rollover Roth IRA (provided that the minimum Guaranteed Annual Withdrawal Amount is met for the Roth IRA contract). If the source of your rollover is a pre-tax or non-Roth after tax account under your employer’s plan, it must be rolled over to a traditional Rollover IRA (provided that the minimum Guaranteed Annual Withdrawal Amount is met for the contract). We do not permit “conversion” rollover contributions to be made from pre-tax or non-Roth after-tax accounts under your employer’s plan to be made to a Rollover Roth IRA Contract. If you want to convert amounts from pre-tax or non-Roth after-tax accounts under your employer’s plan to designated Roth in order to directly roll amounts to a Rollover Roth IRA, you must complete an “in-plan conversion” under your employer’s plan before you roll amounts to a Rollover Roth IRA. See “Tax information” in this Prospectus for more information.

Although we require an application from you, we will import data that we have in our records regarding the Prior Contract in issuing this contract. We will import data regarding your account value, Guaranteed Annual Withdrawal Amount, the weighted average of your Guaranteed Withdrawal Rates, and Ratchet Base from your Prior Contract. We will also import data on whether you have elected Guaranteed Annual Withdrawal Amount payments under your Prior Contract and whether you have done so on a Single life or Joint life basis. If you have elected Joint life payments, we will import the identify of your spouse. We will not import data regarding any guaranteed death benefit(s) you elected under your Prior Contract. If there is a conflict between the data that we have in our records regarding the Prior Contract and the information on your application, we will not consider the application in good order as discussed below.

We do not accept checks made payable to us or third-party checks endorsed to us, tax-free
exchanges or trustee checks that involve no refund. We reserve the right to reject a payment if it is received in an unacceptable form.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

What are your investment options under the contract?

Your investment options are variable investment options. Your investment results in any one of the investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the investment options and to limit the number of investment options you may elect. Listed below are the currently available portfolios and their investment objectives.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offers one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) is an affiliate of the Company and serves as the investment adviser of the Portfolios of EQ Advisors Trust (the “affiliated trust”). For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the currently available Portfolios, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix: “Portfolio Companies available under the contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios’ prospectuses, you may call one of our customer service representatives at (877) 522-5035, or visit www.equitable.com/ICSR#EQH161822.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment advisory fees and administration expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” in this prospectus for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”). The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified below in the Appendix: “Portfolio Companies available under the contract” by a “†”.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy).
This may effectively suppress the
value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher.
Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the Appendix: “Portfolio Companies available under the contract” chart by a “
Δ
”. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.
Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)
By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)
By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Allocating your contributions

You may allocate your contributions to one or more of the investment options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. Additional contributions are allocated according to instructions on file unless you provide us with new instructions. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in “Determining your contract’s value” in this Prospectus.

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may return it to us at our processing office for a refund. To exercise this cancellation right, you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this “free look” period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix: “State contract variations of certain features and benefits” to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect any investment gain or loss in the variable investment options, less the daily charges we deduct. Some states require that we refund the full amount of your contribution. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your contract’s cash value.

We may require that you wait six months before you may apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see “Surrendering your contract to receive its account value,” in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your account value upon surrender may be greater than your contributions to the contract. Please see “Tax information,” in this Prospectus for possible consequences of cancelling your contract.

2.
Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefit

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Living Benefits

This living benefit is available the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
The Guaranteed Withdrawal Benefit for Life (“GWBL”)	Allows for withdrawals that you can take from your account value beginning at age 65 or later.	Standard	1.00%	1.00%	• Excess withdrawals or withdrawals prior to age 65 could significantly reduce or terminate benefit

Death benefit

About Death Benefit

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner’s death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

Effect of the annuitant’s death

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary.

Your beneficiary and payment of any remaining account value

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received at our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

How death benefit payment is made

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen, if the option is permitted under federal tax rules in effect after your death. If you have not chosen an annuity payout option as of the time of the annuitant’s death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See “Your annuitization options” under “Accessing your money” in this Prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the “Equitable Access Account,” which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Equitable Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

Beneficiary continuation option

The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) enacted at the end of 2019 has changed key aspects of post-death distributions from tax qualified and tax favored contracts such as IRAs. We may be required in certain cases to pay benefits faster under existing contracts. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to the changes made by the SECURE Act.

Upon your death, your beneficiary may generally elect to keep the contract with your name on it and receive distributions under the contract instead of receiving the death benefit in a single sum. If eligible, your beneficiary can elect to receive payments over your beneficiary’s life expectancy (determined in the calendar year after your death and determined on a term certain basis). This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. Once the Beneficiary continuation option is elected, the election cannot be changed. These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spouse beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached the applicable RMD age (as described under “Tax Information” later in this prospectus), if such time is later.

Except as discussed below under “Guaranteed Annual Withdrawal Amount payments on a Joint life basis,” the Guaranteed Withdrawal Benefit for Life feature will terminate, and no Guaranteed Annual Withdrawal Amount payments will be payable.

For deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” generally may stretch post-death payments over the beneficiary’s life expectancy. See “What are the required minimum distribution payments after you die?” in this prospectus under “Tax Information.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest in the IRA or plan within 10 years of the applicable death in accordance with federal tax rules.

Under the Beneficiary continuation option:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•	If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen by an eligible beneficiary.

•	The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the investment options, but no additional contributions will be permitted.

•	The beneficiary may choose at any time to withdraw all or a portion of the account value.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•	Upon the death of your beneficiary, the following distribution rules will apply to the subsequent beneficiary named by your beneficiary: (1) if your beneficiary is an EDB or you died on or before December 31, 2019, the subsequent beneficiary must withdraw any remaining amount within ten years of your beneficiary’s death in accordance with federal tax rules; or (2) if your beneficiary is not an EDB, the subsequent beneficiary must withdraw any remaining amount within 10 years of your death in accordance with federal tax rules.

The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Guaranteed Annual Withdrawal Amount payments
on a Single life basis
.
 If you elected to take Guaranteed Annual Withdrawal Amount payments on a Single life basis, your beneficiary may elect any death benefit option payment described in this Prospectus. Your beneficiary is not eligible to receive Guaranteed Annual Withdrawal Amount payments.

Guaranteed Annual Withdrawal Amount payments
on a Joint life basis
.
 If you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis, your beneficiary may either:

•	elect any death benefit payment option described in this Prospectus for which the beneficiary is eligible; or

•	elect to continue the contract under the Qualified surviving spouse Joint life GWBL Beneficiary continuation option, if your beneficiary is the same spouse you were married to when you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and you were still married at the time of your death.

If your spousal beneficiary elects a death benefit payment option instead of the Beneficiary continuation option, the Guaranteed Withdrawal Benefit for Life feature will terminate and the Guaranteed Annual Withdrawal Amount payments will end.

Your spousal beneficiary may (1) choose the “10-year rule” (the Guaranteed Annual Withdrawal Amount payments will terminate when all amounts under the contract have been distributed) or (2) continue the contract and take withdrawals under the Qualified surviving spouse Joint life GWBL Beneficiary continuation option. If you die before the applicable RMD age (as described under “Tax Information” later in this prospectus), your spousal beneficiary may defer Qualified surviving spouse Joint life GWBL Beneficiary continuation option payments until you would have reached the applicable RMD age. However, any Guaranteed Annual Withdrawal Amount payments skipped cannot be recovered.

Under the Qualified surviving spouse Joint life GWBL Beneficiary continuation option:

•	The contract continues with your name on it for the benefit of your spousal beneficiary.

•	If applicable, the Ratchet Base will ratchet to the account value on the next contract date anniversary.

•	The charge for the GWBL will continue to apply.

•	Payments will be equal to the greater of the Guaranteed Annual Withdrawal Amount and the Beneficiary continuation option payment. For information about what happens when the account value falls to zero, see “Effect of your account value falling to zero” under “Guaranteed Withdrawal Benefit for Life” in “Benefits available under the contract” in this Prospectus.

•	If you were enrolled in either the Maximum payment plan or the Customized payment plan (both described in this Prospectus in ‘‘Accessing your money’’ under ‘‘Withdrawing your account value’’), enrollment in a plan will continue unless your beneficiary submits a request to change the plan or to take ad hoc withdrawals.

•	If your spousal beneficiary receives payments under the Maximum payment plan, we will make an extra payment (if necessary) in December that will equal the RMD amount less payments made through November 30th and any scheduled December payment. If the extra payment is made, the funds will be taken pro rata from the account value.

•	If your spousal beneficiary receives payments under the Customized payment plan, we will make an extra payment (if necessary) in December that will equal the RMD amount less payments made through November 30th and any scheduled December payment. If the extra payment is made, it will be taken pro rata from the account value. The scheduled payments will continue in the same amount and the combined Customized payment plan payments and the RMD payment will not be treated as an Excess withdrawal.

•	If your spousal beneficiary takes any partial withdrawals from the account value in addition to the RMD and Customized payment plan payments, the Customized payment plan terminates for that contract year. The partial withdrawals may be treated as Excess withdrawals if they exceed the Guaranteed Annual Withdrawal Amount. Your beneficiary may immediately sign up for a new program; however, the new payments will not begin until after the next contract date anniversary. We will require your beneficiary to use our form for this purpose.

•	If prior to your death, you did not elect an automatic payment plan and your spousal beneficiary takes unscheduled Guaranteed Annual Withdrawal Amounts from the account value, we will make a payment (if necessary) in December that will equal the RMD amount less any withdrawals made through the payment date. The December automatic payment will not be treated as an Excess withdrawal. However, any future withdrawals from the account value in the same contract year may be treated as Excess withdrawals. If your spousal beneficiary satisfies the RMD amount through unscheduled withdrawals from the account value prior to the December payment, any withdrawal from the account value that exceeds the Guaranteed Annual Withdrawal Amount will be considered an Excess withdrawal.

•	Upon the death of your spousal beneficiary, the Guaranteed Annual Withdrawal Amount and Beneficiary continuation option payment comparison stops. The beneficiary designated by your spousal beneficiary to receive any interest in the contract after the spousal beneficiary dies can elect to continue to receive the standard Beneficiary continuation option payments or receive any remaining account value in a lump sum. Even in the case of IRA owners who died before December 31, 2019, if the beneficiary dies January 1, 2020 or later, the SECURE Act imposes a 10-year limit on the distribution of the remaining interest.

Living Benefit

Guaranteed Withdrawal Benefit for Life

The Guaranteed Withdrawal Benefit for Life guarantees that you can take withdrawals from your account value up to a maximum amount per contract year (your “Guaranteed Annual Withdrawal Amount”) during your lifetime (or your spouse’s lifetime if Joint life payments are elected) even if your account value falls to zero — unless the reduction to zero is due to a withdrawal that causes cumulative withdrawals in the same contract year to exceed your Guaranteed Annual Withdrawal Amount.

As discussed in more detail below, the initial Guaranteed Annual Withdrawal Amount under the EQUI-VEST
®
GWBL Rollover Annuity is based on the guaranteed withdrawal amount in your Prior Contract. Your Guaranteed Annual Withdrawal Amount may, however, be increased due to a Ratchet increase.

If you have already started taking guaranteed withdrawals from your Prior Contract, the Guaranteed Withdrawal Benefit for Life in the EQUI-VEST
®
GWBL Rollover Annuity allows you to continue taking those withdrawals subject to the terms and conditions of the contract. If you have not already started taking guaranteed withdrawals from your Prior Contract, you can begin receiving Guaranteed Annual Withdrawal Amount payments beginning at age 59
1
⁄
2
.

There is a charge for the Guaranteed Withdrawal Benefit for Life. The charge is deducted from your account value on each contract date anniversary. For more information about the charge, see “Guaranteed Withdrawal Benefit for Life charge” in “Charges and expenses.”

In order to begin receiving Guaranteed Annual Withdrawal Amount payments, you must notify the Company using an election form we provide for that purpose. This is the case even if you have already starting receiving guaranteed payments under your Prior Contract.

Determining your Guaranteed Annual Withdrawal Amount

As discussed through
o
ut this Prospectus, the EQUI-VEST
®
GWBL Rollover Annuity is offered only to individuals who wish to roll over eligible rollover distributions from certain employer-sponsored plans where the plan provided a benefit similar to the Guaranteed Withdrawal Benefit for Life and used a contract issued by us or one of our affiliates as a funding vehicle for the plan. Under the EQUI-VEST
®
GWBL Rollover Annuity, your initial Guaranteed Annual Withdrawal Amount is equal to the equivalent guaranteed annual withdrawal amount in your Prior Contract. For example, if you were entitled to guaranteed annual withdrawals of $2,500 in your Prior Contract, your initial Guaranteed Annual Withdrawal Amount in the EQUI-VEST
®
GWBL Rollover Annuity will be no less than $2,500. Your initial Guaranteed Annual Withdrawal Amount may be more than $2,500 if you are eligible for a Ratchet increase at contract issue. We discuss Ratchet increases at issue and on your contract date anniversaries below.

Your Guaranteed Annual Withdrawal Amount is reduced if: (i) you take an Early or Excess withdrawal; (ii) you elect Guaranteed Annual Withdrawal Amount payments on a Single life basis prior to age 65; or (iii) you elect Guaranteed Annual Withdrawal Amount payments on a Joint life basis. See “Effect of Early and Excess withdrawals” and “Electing to take your Guaranteed Annual Withdrawal Amount” for more information.

Ratchet Base and the Annual Ratchet

The Guaranteed Withdrawal Benefit for Life features a Ratchet component that may increase your Guaranteed Annual Withdrawal Amount based on the performance of your investment options. Your initial Ratchet Base in the EQUI-VEST
®
GWBL Rollover Annuity is equal to the equivalent Ratchet Base (or “benefit base”) in your Prior Contract. However, if the Ratchet Base or benefit base in your Prior Contract is less than your account value that is rolled over, we will “ratchet”, or increase, your initial Ratchet Base in the EQUI-VEST
®
GWBL Rollover Annuity to equal your account value. If this happens, your initial Guaranteed Annual Withdrawal Amount will also increase. Please note that you are eligible for annual ratchets on each contract date anniversary both before and after you start receiving Guaranteed Annual Withdrawal Amount payments. If the Ratchet Base is increased, the increase to your Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase in the Ratchet Base by the weighted average of the prior Guaranteed Withdrawal Rate equivalents applied under the Prior Contract. The weighted average is determined by dividing the Guaranteed Annual Withdrawal Amount by the Ratchet Base.

If an annual ratchet is not applicable on your contract date anniversary, the Ratchet Base will not be eligible for a ratchet until the next contract date anniversary. The Ratchet Base is decreased on a pro rata basis due to Early and Excess withdrawals. The Ratchet Base is not reduced by Guaranteed Annual Withdrawal Amount payments once you begin receiving such payments. Please note that it is less likely you will receive a Ratchet increase after you begin receiving your Guaranteed Annual Withdrawal Amount payments. See “Accessing your money” in this Prospectus.

The Guaranteed Withdrawal Rate (“GWR”)

The GWR is the rate that will apply in order to calculate your Guaranteed Annual Withdrawal Amount, to contributions to the EQUI-VEST
®
GWBL Rollover Annuity contract from your Prior Contract. At the time you purchase your EQUI-VEST
®
GWBL Rollover Annuity contract, we import data regarding the weighted average of the prior GWR equivalents applied under your Prior Contract. If your Ratchet Base is increased, your Guaranteed Annual Withdrawal Amount is increased. The increase to your Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase in the Ratchet Base by the weighted average of the prior GWR equivalents applied under your Prior Contract.

The following two examples are designed to show how your initial Ratchet Base under the EQUI-VEST
®
GWBL Rollover Annuity could be determined:

EXAMPLE 1
:
 No Ratchet at
contract
issue

Amounts in the Prior Contract
:
Ratchet Base = $100,000
Account Value = $90,000
Guaranteed Annual Withdrawal Amount = $4,000

In this example, your initial Ratchet Base in the EQUI-VEST
®
GWBL Rollover Annuity will be $100,000 and your Guaranteed Annual Withdrawal Amount will remain at $4,000. There is no Ratchet increase at the time you purchase the EQUI-VEST
®
GWBL Rollover Annuity because the account value is less than the Ratchet Base.

EXAMPLE 2
:
Ratchet at issue

Amounts in the Prior Contract
:
Ratchet Base = $80,000
Account Value = $100,000
Guaranteed Annual Withdrawal Amount = $4,000

In this example, the Ratchet Base in your Prior Contract is compared to your account value that is rolled over into the EQUI-VEST
®
GWBL Rollover Annuity. Because the account value is greater, the Ratchet Base is increased to $100,000. The initial Guaranteed Annual Withdrawal Amount in your EQUI-VEST
®
GWBL Rollover Annuity is also increased due to the $20,000 increase in the Ratchet Base. The increase to your Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase in the Ratchet Base ($20,000) by the weighted average of the prior GWR equivalents applied under the Prior Contract. The weighted average is determined by dividing the Guaranteed Annual Withdrawal Amount by the Ratchet Base. Here the increase to the Guaranteed Annual Withdrawal Amount is calculated as follows:

•	$4,000 ÷ $80,000 = 5% (this is the weighted GWR)

•	5% x $20,000 = $1,000 (this is the incremental increase to your Guaranteed Annual Withdrawal Amount)

•	$4,000 + $1,000 = $5,000 (this is the initial Guaranteed Annual Withdrawal Amount under your EQUI-VEST ® GWBL Rollover Annuity)

EXAMPLE 3
:
Ratchet on a contract date anniversary

Prior Ratchet Base = $80,000
Account Value = $82,000
Current Guaranteed Annual Withdrawal Amount = $4,000

In this example, the Ratchet Base is compared to your account value on the contract date anniversary. Because the account value is greater, the Ratchet Base is increased to $82,000. The initial Guaranteed Annual Withdrawal Amount in your EQUI-VEST
®
GWBL Rollover Annuity is also increased due to the $2,000 increase in the Ratchet Base. The increase to your Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase in the Ratchet Base ($2,000) by the weighted average of the prior GWR equivalents applied under your Prior Contract. The weighted average is determined by dividing the Guaranteed Annual Withdrawal Amount by the Ratchet Base. Here the increase to the Guaranteed Annual Withdrawal Amount is calculated as follows:

•	$4,000 ÷ $80,000 = 5% (this is the weighted GWR)

•	5% x $2,000 = $100 (this is the incremental increase to your Guaranteed Annual Withdrawal Amount)

•	$4,000 + $100 = $4,100 (this is the new Guaranteed Annual Withdrawal Amount under your EQUI-VEST ® GWBL Rollover Annuity)

Electing to take your Guaranteed Annual Withdrawal Amount

If you have not started to take your Guaranteed Annual Withdrawal Amount payments under your Prior Contract, you may elect to take your Guaranteed Annual Withdrawal Amount payments through one of our automatic payment plans or you may take unscheduled withdrawals. You are required to use a specific form provided by us in order to begin withdrawals under the Guaranteed Withdrawal Benefit for Life feature. We will not process withdrawal requests that are not submitted on our form. All withdrawals reduce your account value on a dollar-for-dollar basis, but do not reduce your Ratchet Base. See “Withdrawing your account value” under “Accessing your money” in this Prospectus for more information.

In order to start receiving Guaranteed Annual Withdrawal Amount payments, you must be at least 59
1
⁄
2
. The Guaranteed Annual Withdrawal Amount election date will be the business day we receive all information required to process your election at our processing office in good order.

Your Guaranteed Annual Withdrawal Amount is calculated on a Single life basis. However, when you elect to start receiving Guaranteed Annual Withdrawal Amount payments, you may elect payments on a Joint life basis. Under a Joint life basis, Guaranteed Annual Withdrawal Amount payments are guaranteed for the life of both you and your spouse. You may drop the Joint life, but you will not be able to name a new Joint life and payments will continue to be made in the same amount. The Guaranteed Annual Withdrawal Amount payments on a Joint life basis will be less than those available under the Single life basis. If you elect a Joint life basis, your contract will continue to be eligible for a Ratchet increase after your death.

If you elect the Joint life basis, your Guaranteed Annual Withdrawal Amount payments will be reduced as shown below. The rates provide the payment amount for a Joint life election based on your age and your spouse’s age and include the reduction or increase to your Guaranteed Annual Withdrawal Amount payments taken prior to age 65 or later.

Joint Life Reduction Rates
	Age of Participant
Age of Spouse	60	61	62	63	64	65	66	67	68	69	70

50	58%	61%	63%	66%	68%	69%	69%	68%	68%	67%	66%

51	59%	62%	64%	66%	68%	70%	70%	69%	69%	68%	67%

52	59%	62%	65%	67%	69%	71%	71%	70%	70%	69%	68%

53	60%	63%	66%	68%	70%	72%	72%	71%	71%	70%	69%

54	61%	64%	66%	69%	71%	73%	73%	72%	72%	71%	70%

55	61%	64%	67%	70%	72%	74%	74%	73%	73%	72%	71%

56	62%	65%	68%	70%	73%	75%	75%	74%	74%	73%	72%

57	63%	66%	69%	71%	74%	76%	76%	75%	75%	74%	73%

58	63%	66%	69%	72%	75%	77%	77%	76%	76%	75%	74%

59	64%	67%	70%	73%	75%	78%	78%	77%	77%	76%	76%

60	64%	68%	71%	74%	76%	79%	79%	78%	78%	77%	77%

61	65%	68%	72%	75%	77%	80%	80%	80%	79%	79%	78%

62	66%	69%	72%	75%	78%	81%	81%	81%	80%	80%	79%

63	66%	70%	73%	76%	79%	82%	82%	82%	82%	81%	81%

64	67%	70%	74%	77%	80%	83%	83%	83%	83%	82%	82%

65	67%	71%	75%	78%	81%	84%	84%	84%	84%	84%	83%

66	68%	72%	75%	79%	82%	85%	85%	85%	85%	85%	84%

67	68%	72%	76%	79%	83%	86%	86%	86%	86%	86%	86%

68	69%	73%	77%	80%	84%	87%	87%	87%	87%	87%	87%

69	69%	73%	77%	81%	84%	88%	88%	88%	89%	89%	88%

70	70%	74%	78%	82%	85%	89%	89%	90%	90%	90%	90%

71	70%	74%	78%	82%	86%	89%	90%	91%	91%	91%	91%

72	71%	75%	79%	83%	87%	90%	91%	92%	92%	92%	92%

73	71%	75%	79%	83%	87%	91%	92%	92%	93%	93%	94%

74	71%	76%	80%	84%	88%	92%	93%	93%	94%	94%	95%

75	72%	76%	80%	85%	89%	92%	93%	94%	95%	96%	96%

Reduction rates required for ages not shown in the above table will be calculated by the Company on the same actuarial basis.
Guaranteed Annual Withdrawal Amount payments are designed to begin at age 65. You may decide to elect to take your Guaranteed Annual Withdrawal Amount payments after age 59
1
⁄
2
and before age 65, but this will result in a decrease of all future Guaranteed Annual Withdrawal Amount payments, as indicated below.

Payments Begin at Age	Reduction to GAWA
59 1 ⁄ 2	25%
60	25%
61	20%
62	15%
63	10%
64	5%

For example, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 63, your adjusted Guaranteed Annual Withdrawal Amount will be $4,500. ($5,000 reduced by 10%, or $500).

You may also elect to defer beginning your Guaranteed Annual Withdrawal Amount payments until after age 65, which will result in an increase of your Guaranteed Annual Withdrawal Amount, as indicated below.

Payments Begin at Age	Increase to GAWA
66	102%
67	104%
68	106%
69	108%
70 and older	110%

Using the same example as above, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 68, your adjusted Guaranteed Annual Withdrawal Amount will be $5,300 ($5,000 increased by 6%, or $300).

Your Guaranteed Annual Withdrawal Amounts are not cumulative from year to year. If you withdraw less than the Guaranteed Annual Withdrawal Amount in any contract year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

You may take your lifetime required minimum distributions (“RMDs”) without losing the value of the Guaranteed Withdrawal Benefit for Life, provided you comply with the conditions described under “Lifetime required minimum distribution withdrawals” in “Accessing your money” in this Prospectus, including utilizing our RMD automatic withdrawal option. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

Effect of Early and Excess withdrawals

An Early withdrawal is caused when you take a withdrawal from your account value prior to age 59
1
⁄
2
.

An Excess withdrawal is caused when you withdraw more than your Guaranteed Annual Withdrawal Amount from your account value in any contract year. Once a withdrawal causes cumulative withdrawals from your account value in a contract year to exceed your Guaranteed Annual Withdrawal Amount, only the dollar amount of the withdrawal that causes the cumulative withdrawals to exceed the Guaranteed Annual Withdrawal Amount is considered an Excess withdrawal. In addition, each subsequent withdrawal in that contract year is considered an Excess withdrawal.

An Early or Excess withdrawal can cause a significant reduction in both your Ratchet Base and your Guaranteed Annual Withdrawal Amount. If you make an Early or Excess withdrawal, we will recalculate your Ratchet Base and your Guaranteed Annual Withdrawal Amount. The amount of the Excess withdrawal will reduce your Ratchet Base and Guaranteed Annual Withdrawal Amount on a pro rata basis. Reduction on a pro rata basis means we take the percentage of your account value withdrawn and reduce your Ratchet Base and your Guaranteed Annual Withdrawal Amount by that same percentage. If, at the time you take an Early or Excess withdrawal, your account value is less than your Ratchet Base, the pro rata reduction in your Ratchet Base will be greater than the dollar amount of the withdrawal.

The following examples are designed to show how Early and Excess withdrawals impact the values in your contract and the Guaranteed Withdrawal Benefit for Life feature.

EXAMPLE 1
:
Early withdrawal

Assume the following:

•	your account value is $50,000;

•	your Ratchet Base is $60,000;

•	your Guaranteed Annual Withdrawal Amount is $2,000;

•	you are 55 years old; and

•	you decide to take a withdrawal of $10,000.

Your withdrawal with be an Early withdrawal because you are not eligible to begin receiving Guaranteed Annual Withdrawal Amount payments from the contract based on your age. We will deduct $10,000 from your account value. Your Ratchet Base and Guaranteed Annual Withdrawal Amount will be reduced by 20% (the amount of the withdrawal, or $10,000 divided by your account value of $50,000). After the withdrawal:

•	your account value is $40,000;

•	your Ratchet Base is $48,000; and

•	your Guaranteed Annual Withdrawal Amount is $1,600.

EXAMPLE 2
:
Excess withdrawal

For this example, assume the contract is purchased with a $20,000 rollover contribution and there has been no net investment performance — either positive or negative. Two contract years later, you are eligible to start receiving Guaranteed Annual Withdrawal Amount payments.
Assume the following:

•	your account value is $20,000;

•	your Ratchet Base is $20,000;

•	your Guaranteed Annual Withdrawal Amount is $1,000; and

•	you decide to take a withdrawal of $2,500.

Your withdrawal with be an Excess withdrawal of $1,500 because the amount withdrawn exceeded your Guaranteed Annual Withdrawal Amount by that amount. We will deduct $2,500 from your account value. Your Ratchet Base and Guaranteed Annual Withdrawal Amount will be reduced by 7.5% (the amount of the withdrawal in excess of your Guaranteed Annual Withdrawal Amount, or $1,500 divided by your account value of $20,000). After the withdrawal:

•	your account value will be $17,500;

•	your Ratchet Base will be $18,500 ($20,000 reduced by 7.5%); and

•	your Guaranteed Annual Withdrawal Amount is $925 ($1,000 reduced by 7.5%).

Effect of your account value falling to zero

If your account value falls to zero due to an Early or Excess withdrawal, your contract (including the Guaranteed Withdrawal Benefit for Life) will terminate. Once terminated, the Guaranteed Withdrawal Benefit for Life Benefit cannot be restored.

If your account value falls to zero, either due to a withdrawal that is not an Early or Excess withdrawal or due to a deduction of a charge, your contract will terminate and you will receive a supplementary life annuity contract setting forth your continuing benefits. You will be the owner and annuitant. If the supplementary life annuity contract is issued in connection with a Joint life contract, you will be the annuitant and your spouse will be the joint annuitant, provided you are still married. The following will then occur:

•	If you were taking withdrawals through the “Maximum payment plan,” (described in this Prospectus in “Accessing your money” under “withdrawing your account value”) we will continue the scheduled withdrawal payments on the same basis.

•	If you were taking withdrawals through the “Customized payment plan” (described in this prospectus in “Accessing your money” under “Withdrawing your account value”) or unscheduled partial withdrawals, we will pay the balance of the Guaranteed Annual Withdrawal Amount for that contract year in a lump sum. Payment of the Guaranteed Annual Withdrawal Amount will begin on the next contract date anniversary.

•	Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually under the “Maximum payment plan” if automatic payments were not being made.

•	The charge for the Guaranteed Withdrawal Benefit for Life will no longer apply.

•	If at the time of your death the Guaranteed Annual Withdrawal Amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect a continuation option.

Other Important considerations

•	Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty before age 59 1 ⁄ 2 . See “Tax information” in this Prospectus.

•	All Guaranteed Annual Withdrawal Amount payments reduce your account value. See “How withdrawals affect the Guaranteed Withdrawal Benefit for Life and “How withdrawals are taken from your account value” in “Accessing your money” in this Prospectus.

•	If you withdraw less than the Guaranteed Annual Withdrawal Amount in any contract year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

•	If you surrender your contract to receive its account value and your account value is greater than your Guaranteed Annual Withdrawal Amount, all benefits under the contract will terminate, including the Guaranteed Withdrawal Benefit for Life feature.

•	If you are not eligible to begin receiving your Guaranteed Annual Withdrawal Amount, any amount taken from your account value to satisfy a withdrawal request will be considered an Early withdrawal.

•	If you are eligible to begin receiving your Guaranteed Annual Withdrawal Amount, your first withdrawal under the contract will be considered your “first withdrawal” for purposes of establishing your Guaranteed Annual Withdrawal Amount, even if the withdrawal is taken to satisfy all or a portion of a required minimum distribution.

•	If you elect to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. In addition, if you drop the Joint life, you will not be able to name a new Joint life and payments will continue to be made in the same amount.

•	We reserve the right, in our sole discretion, to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options.

3.
Principal risks of investing in the contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risk associated with taking a withdrawal

Withdrawals could significantly reduce the death benefit by an amount greater than the value withdrawn.

Insurance company risk

No company other than us has any legal responsibility to pay amounts that we owe under the contract including amounts allocated to the SIO. The general obligations and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability.

Possible fees on access to account value

We may apply fees if you access your account value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your account value such as a withdrawal charge, transfer fee, third party transfer or exchange fee, annual administrative expense, base contract expense, and/or a charge for any guaranteed benefit.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether a NQ, traditional IRA or Roth IRA. We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax profession al
to determine the tax implications of an investment in, and payments received under, the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with the purpose for which the investment is being considered.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COV
I
D-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

4.
Determining your contract’s value

Your account value

Your “account value” is the total of the values you have in the investment options.

Your contract’s value in the investment options

Each investment option invests in shares of a corresponding portfolio. Your value in each investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each investment option depends on the investment performance of that option, less the daily charges for mortality and expense risks and other expenses. On any day, your value in any investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your units in any investment option does not change unless they are increased or decreased to reflect transfers, withdrawals and charges.

In addition, the annual administrative charge, the Guaranteed Withdrawal Benefit for Life charge and the third-party transfer or exchange charge will reduce the number of units credited to your contract.

A description of how unit values are calculated is found in the SAI.

Insufficient account value

Your account value could become insufficient due to withdrawals and/or poor market performance or due to the deduction of charges under the contract. If your account value falls to zero due to an Early or Excess withdrawal, your contract will terminate and you will lose all rights under the contract. Once terminated, the contract cannot be restored.

If your account value falls to zero, either due to a withdrawal of your Guaranteed Annual Withdrawal Amount or due to the deduction of charges, your contract will terminate and you will receive a supplementary life annuity contract setting forth continuing benefits. Please see “Effect of your account value falling to zero” under “Guaranteed Withdrawal Benefit for Life” in “Benefits available under the contract”.

5.
Transferring your money among investment options

Transferring your account value

You can transfer some or all of your account value among the investment options.

In addition, we reserve the right to restrict transfers among investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the “Disruptive transfer activity” section below. We also reserve the right to change our transfer rules. You will be provided advance notice of any changes.

You may request a transfer in writing, or by using the Equitable Client portal. You must send in all signed written transfer requests directly to our processing office. Transfer requests should specify:

(1)	the contract number,

(2)	the dollar amounts or percentages of your current account value to be transferred, and

(3)	the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Purchasing the Contract” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing“ organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other programmed trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-
and
mid-capitalization
companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbi-trage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-
and
mid-capitalization
companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the “trust”). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner is identified in connection with potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trust has not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

6.
Accessing your money

Withdrawing your account value

You have several ways to withdraw your account value as described below. When selecting a withdrawal method, it is important to remember that Early and Excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Withdrawal Benefit for Life. See “Effect of Early and Excess withdrawals” in “Benefits available under the contract” in this Prospectus. You should choose a withdrawal method that is most appropriate for your needs and does not cause payment amounts in excess of your Guaranteed Annual Withdrawal Amount.

Please see “Insufficient account value” in “Determining your contract value” in this Prospectus for more information on how withdrawals affect your account value and could potentially cause your contract to terminate.

Automatic payment plans

This section describes the ways in which you can receive Guaranteed Annual Withdrawal Amount payments. You may take unscheduled payments by submitting a request in a form acceptable to us, or you can take payments under one of our automated payment plans.

Under either the Maximum payment plan or the Customized payment plan, you may take withdrawals on a monthly, quarterly or annual basis, provided the scheduled payment is at least $250 for monthly and quarterly payments. If the scheduled payment falls below this amount, we will terminate the program, even if a Required Minimum Distribution (“RMD”) withdrawal causes the reduction. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after you are eligible to start taking Guaranteed Annual Withdrawal Amount payments. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. The first payment date cannot be more than one full payment mode from the date the enrollment form is received at our processing office.

Our automatic payment plans are available to you if you are taking withdrawals to help you meet lifetime required minimum distributions under federal income tax rules. To best meet your needs, you should consider using an automatic payment plan in conjunction with our RMD automatic withdrawal option. The RMD automatic withdrawal option is described in this section.

Maximum payment plan.
 Our Maximum payment plan provides for the withdrawal of the Guaranteed Annual
Withdrawal Amount in scheduled payments. You select the payment frequency; annually, quarterly or monthly. The amount of the withdrawal will increase on contract date anniversaries with any Ratchet increase.

If you elect annual payments, you may choose the date on which you receive your Guaranteed Annual Withdrawal Amount, but that date cannot be more than one full payment mode from the date your enrollment form is received at our processing office. If you have taken a partial withdrawal prior to enrollment in the Maximum payment plan, the payment you receive will be the difference between your Guaranteed Annual Withdrawal Amount and the previously received withdrawal.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, your first payment will be made as soon as your request is processed and include any additional amount that would have been paid to you if you had elected the plan at the beginning of the contract year (the “catch-up payment”).

If you take a partial withdrawal in the same contract year, but prior to enrollment in the Maximum payment plan and the partial withdrawal was greater than any catch-up payment due, the partial withdrawal will be subtracted from the Guaranteed Annual Withdrawal Amount and the difference will be divided by the number of scheduled payments. If the partial withdrawal was less than any catch-up payment due, it will be subtracted from the catch-up payment and the difference will be included with your first payment. In subsequent years, you will receive the full amount of your Guaranteed Annual Withdrawal Amount.

If you take a partial withdrawal after enrolling in the Maximum payment plan, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

Customized payment plan
. Our Customized payment plan provides you with the option of electing to take a fixed dollar amount withdrawal not to exceed the Guaranteed Annual Withdrawal Amount, which will be subtracted from your account value. The fixed dollar amount of the withdrawal will not be increased on contract date anniversaries with any Ratchet increase. You must elect to change the scheduled payment amount.

If you take a partial withdrawal in the same contract year, but prior to your enrollment in the Customized payment plan, you will only be able to elect this plan if the partial withdrawal was less than the Guaranteed Annual Withdrawal Amount. In that case, you will receive the requested payments, up to the Guaranteed Annual Withdrawal Amount. Once the total of the scheduled payment made equals the Guaranteed Annual Withdrawal Amount, the plan will be suspended for the remainder of the contract year. If you take a partial withdrawal while the Customized payment plan is in effect, and that withdrawal, plus all other withdrawals, during that contract year exceed the Guaranteed Annual Withdrawal Amount, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

Partial withdrawals

You may also take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300. If you elect to take partial withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed Annual Withdrawal Amount in any contract year and cause an Excess withdrawal. As discussed earlier, Early and Excess withdrawals may significantly reduce or eliminate the value of the EQUI-VEST
®
GWBL Rollover Annuity contract. See “Effect of Early and Excess withdrawals” in “Benefits available under the contract” in this Prospectus.

Lifetime required minimum distribution withdrawals

(See “Tax information” in this Prospectus)

We offer our “required minimum distribution (RMD) automatic withdrawal option” to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, those withdrawals may cause an Excess withdrawal if they exceed the Guaranteed Annual Withdrawal Amount. You may choose instead an annuity payout option. Before electing an account-based withdrawal option, please refer to “Required minimum distributions” under “Tax Information” in this Prospectus for your specific type of retirement arrangement.

The actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals, which could increase the amount required to be withdrawn. For this purpose, additional annuity contract benefits may include guaranteed benefits such as the Guaranteed Withdrawal Benefit for Life.

Withdrawals not taken through our RMD automatic withdrawal option may cause an Excess withdrawal if they exceed your Guaranteed Annual Withdrawal Amount.

You may elect our RMD automatic withdrawal option in the year in which you reach the applicable RMD age under federal tax law (as described under “Tax Information” later in this prospectus).

See the discussion of lifetime required minimum distributions under “Tax Information” in this prospectus.

Currently, minimum distribution withdrawal payments will be made annually.

For contracts subject to minimum distribution requirements, we will send a form outlining the distribution options available in the year you reach the applicable RMD age if you have not begun your annuity payments before that time.

If you have not already elected to begin receiving Guaranteed Annual Withdrawal Amount payments when you elect the Automatic RMD withdrawal option, you will be required to select either the Single or Joint life option for Guaranteed Annual Withdrawal Amount payments. Once you take a withdrawal from your account value, your Guaranteed Annual Withdrawal Amount payments will be considered to have begun.

Generally, if you elect our RMD automatic withdrawal option, any lifetime required minimum distribution payment we make to you under our RMD automatic withdrawal option will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our RMD automatic withdrawal option, we will make an extra payment, if necessary, in December that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. If this amount, plus any other withdrawals from your account value, equals or exceeds your Guaranteed Annual Withdrawal Amount, your payment plan will be suspended for the remainder of the contract year. If this amount, plus any other withdrawals from your account value has not equaled or exceeded the Guaranteed Annual Withdrawal Amount, scheduled payments will continue until the Guaranteed Annual Withdrawal Amount is paid. At that time, your payment plan will be suspended until the following contract year. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause an Excess withdrawal. You may enroll in the plan again any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your account value and Guaranteed Annual Withdrawal Amount may be reduced. See “Effect of Early and Excess withdrawals” under “Guaranteed Withdrawal Benefit for Life” in “Benefits available under the contract” in this Prospectus.

If you elect our RMD automatic withdrawal option and elect to take your Guaranteed Annual Withdrawal Amount payments in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your required minimum distribution less all withdrawals made through the payment date. The RMD payment we make to you will not be treated as an Excess withdrawal under your Guaranteed Withdrawal Benefit for Life.

If prior to December you make a partial withdrawal that exceeds your Guaranteed Annual Withdrawal Amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

For the purpose of these examples, assume your account value is $30,000. Also, assume the following:

•	Your annual RMD amount = $6,000;

•	Your Ratchet Base = $60,000; and

•	Your Guaranteed Annual Withdrawal Amount = $2,400.

EXAMPLE 1:

You take a partial withdrawal of $3,600 on July 1st. By doing so, you have exceeded your Guaranteed Annual Withdrawal Amount by $1,200. This is an Excess withdrawal that will reduce both your Ratchet Base and Guaranteed Annual Withdrawal Amount on a pro rata basis. Your account value will be reduced dollar-for-dollar by the amount of the withdrawal. Here are the values after the withdrawal:

•	Your account value = $26,400 (or $30,000 – $3,600)

•	Your Ratchet Base = $57,600 (or $60,000 – $2,400). This $2,400 reduction represents a pro rata reduction of 4%. The pro rata reduction was calculated by dividing the Excess withdrawal of $1,200 by the beginning account value of $30,000.

•	Guaranteed Annual Withdrawal Amount ( for future contract years ) = $2,304 (or $2,400 – $96). This $96 reduction represents a pro rata reduction of 4%.

In this example, if you do not take additional withdrawals between July 1st and December, we will pay you your remaining RMD amount of $2,400 and it will not be treated as an Excess withdrawal.

EXAMPLE 2:

You take a partial withdrawal of $2,000 on July 1st and make no other withdrawals for the remainder of the calendar year. In this case, your account value will be reduced dollar-for-dollar by the amount of the withdrawal. However, your Ratchet Base will not be reduced and the Guaranteed Annual Withdrawal Amount remaining for the current contract year will be $400. Here are the values after the withdrawal:

•	Your account value = $28,000 (or $30,000 – $2,000)

•	Your Ratchet Base = $60,000

•	Remaining Guaranteed Annual Withdrawal Amount ( for current contract year ) = $400 (or $2,400 – $2,000)

•	Remaining Guaranteed Annual Withdrawal Amount ( for future contract years ) = $2,400

In this example, if you do not take additional withdrawals between July 1st and December, we will pay you your remaining RMD amount of $4,000 and it will not be treated as an Excess withdrawal.

If you do not elect our RMD automatic withdrawal option and your Guaranteed Annual Withdrawal Amount payments are insufficient to satisfy the required minimum distribution payment, any additional withdrawal taken from your account value in the same contract year will be treated as an Excess withdrawal. Also, if you elect our RMD automatic withdrawal option, but satisfy your RMD through ad-hoc withdrawals prior to the December payment date, any withdrawal that exceeds the Guaranteed Annual Withdrawal Amount will be treated as an Excess withdrawal.

How withdrawals are taken from your account value

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the investment options.

How withdrawals affect the Guaranteed Withdrawal Benefit for Life

Your Ratchet Base is not reduced by withdrawals up to the Guaranteed Annual Withdrawal Amount. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount, however, can significantly reduce your Ratchet Base and Guaranteed Annual Withdrawal Amount. Also, your Ratchet Base will be reduced by any withdrawals taken prior to the owner reaching age 59
1
⁄
2
. For more information, see “Effect of Early and Excess withdrawals” and “Other important considerations” under “Guaranteed Withdrawal Benefit for Life” in “Benefits available under the contract” in this Prospectus.

Surrendering your contract to receive its account value

You may surrender your contract to receive its account value at any time while the owner is living and before you annuitize. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your account value on the date we receive the required information.

All benefits under the contract including the Guaranteed Withdrawal Benefit for Life will terminate as of the date we receive the required information. For more information, please see “Effect of your account value falling to zero” in “Benefits available under the contract” in this Prospectus.

You may receive your account value in a single sum payment or apply it to one or more of the annuitization options. See “Your annuitization options” below. For the tax consequences of surrenders, see “Tax information” in this Prospectus.

When to expect payments

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of the remaining account value following the owner’s death, payment of any amount you withdraw (less any withdrawal charge), payment of the account value (upon surrender), and applying proceeds upon annuitization. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the investment options.

We may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free
exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

Your annuitization options

Deferred annuity contracts such as the EQUI-VEST
®
GWBL Rollover Annuity provide for conversion to payout status at or before the contract’s “maturity date.” This is called annuitization. When your contract is annuitized, your contract and all its benefits, including the Guaranteed Withdrawal Benefit for Life, will terminate and will be converted to a supplemental payout annuity contract (“payout option”) that provides for periodic payments for life or for a specified period of time. Payments you receive under the annuitization option you select may be more or less than your Guaranteed Annual Withdrawal Amount. You should consider the relative payment amounts carefully before annuitizing. In general, the periodic payment amount is determined by the account value or cash value of your contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your EQUI-VEST
®
GWBL Rollover Annuity contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information). In addition, you may apply your account value to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here.

You can annuitize your contract. The current available annuity payout options listed below, are subject to required minimum distribution rules. Restrictions may apply, depending on the type of contract you own or the annu-
itant’s age at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. Please contact our customer service department or speak with your financial professional to confirm which annuity payout option(s) are available to you.

Fixed annuitization options	• Life annuity • Life annuity with period certain • Life annuity with refund certain

•	Life annuity: An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this annuitization option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

•
Life annuity with period certain:
An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different annuitization option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years.

•
Life annuity with refund certain:
An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered subject to required minimum distribution rules. This annuitization option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a Single life or Joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life, and after the annuitant’s death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

Annuity purchase factors.
Annuity purchase factors are the factors applied to determine your periodic payments under the annuitization options. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant’s age and sex in certain instances.

Fixed annuitization options

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be either fixed or variable. The contract owner must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than 13 months from the EQUI-VEST
®
GWBL Rollover Annuity contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your contract’s maturity date.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts such (as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payment, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen, and whether it is fixed or variable;

(3)	in the case of a life annuity, the annuitant’s age (or the annuitant’s and joint annuitant’s ages); and

(4)	in certain instances, the sex of the annuitant.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

Depending on your beneficiary/joint annuitant designations and annuity payout option, the annuity amounts and payment term remaining after your death may be modified if necessary to comply with the minimum distribution requirements of federal income tax law.

If, at the time you elect an annuitization option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the annuitization option chosen.

Annuity maturity date

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed. The maturity date is generally the contract date anniversary that follows the owner’s 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.

The Guaranteed Withdrawal Benefit for Life and annuity maturity

If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to your Guaranteed Annual Withdrawal Amount. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

At maturity, the annuity payout will be the higher of two amounts that are calculated as of that date. The annuity payout will be the higher of: (1) your Guaranteed Annual
Withdrawal Amount; and (2) the amount you would receive by applying your account value to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit.

Please see Appendix: “State contract variations of certain features and benefits” in this Prospectus for variations that may apply in your state.

7.
Charges and expenses

Charges that the Company deducts

We deduct the following charges each day from the net assets of each investment option. These charges are reflected in the unit values of each variable investment option:

•	A mortality and expense risk charge.

•	A charge for other expenses.

We deduct the following charges from your account value. When we deduct these charges from your investment options, we reduce the number of units credited to your contract:

•	On the last day of the contract year an annual administrative charge.

•	Charge for third-party transfer or exchange.

•	The Guaranteed Withdrawal Benefit for Life charge.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features.

Charges under the contracts

Base contract expenses

Mortality and expense risk charge
.

We deduct a daily charge from the net assets in each investment option to compensate us for the mortality and expense risks under the contract. The daily charge is equivalent to an annual rate of 0.75%.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.
Charge for other expenses

We deduct this daily charge from the net assets in each investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.

Annual administrative charge

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct this charge pro rata from your investment options. This deduction will not reduce your Guaranteed Annual Withdrawal Amount or Ratchet Base. Also, we will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or you die during the contract year. The charge is equal to $30 or, if less, 2% of your current account value plus any amount previously withdrawn during the contract year.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any EQUI-VEST
®
GWBL Rollover Annuity contract having an account value that, when combined with the account value of other EQUI-VEST
®
contracts owned by the same person, equals to or exceeds $100,000 in the aggregate (as determined in January of each year). This does not apply to contracts owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.

Charge for third-party transfer or exchange

We may deduct a charge for third party transfers. A third-party transfer is where you ask us to directly transfer or roll over funds from your contract to a permissible funding vehicle offered by another provider or to another eligible plan. The charge is currently $65 per occurrence. We will deduct this charge from your account value.

Guaranteed Withdrawal Benefit for Life charge

We deduct an annual charge equal to 1.00% of your account value for the Guaranteed Withdrawal Benefit for Life. This charge will be deducted from your value in the investment options on a pro rata basis on each contract date anniversary. If the contract is surrendered or the death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuitization option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.
We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.
 We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Charges that the Trust deducts

The EQ Advisors Trust deducts charges for the following types of fees and expenses:

•	Advisory fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administration service fees, custodian fees and liability insurance.

•	Investment related expenses such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the investment options and are reflected in their unit values. The portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust (the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectus for the Trust.

8.
Tax information

Overview

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST
®
GWBL Rollover Annuity contracts owned by United States individual taxpayers. The tax rules differ depending on whether the contract is a traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contracts separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for
non-U.S.
taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Buying a contract to fund a retirement arrangement

As discussed below in this Prospectus, Individual Retirement Arrangements (“IRAs”) are available in the form of an individual retirement annuity contract such as EQUI-VEST
®
GWBL Rollover Annuity or an individual retirement account. Both types of arrangements qualify for tax deferral. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the death benefit, the Guaranteed Withdrawal Benefit for Life, its selection of variable investment options, and its choices of annuitization options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the variable investment options that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding traditional IRAs. You should consider the potential implication of these Regulations before you purchase this annuity contract.

Transfers among investment options

You can make transfers among investment options inside the contract without triggering taxable income.

Individual retirement arrangements (IRAs)

General

“IRA” stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

•	Traditional IRAs, typically funded on a pre-tax basis, and

•	Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA’s benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A (“Contributions to Individual Retirement Arrangements (IRAs)”) and 590-B (“Distributions from Individual Retirement Arrangements (IRAs)”) These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

The Company designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional Rollover IRA or Roth Rollover IRA.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We describe the amount and types of charges that may apply to your rollover payments under “Charges and expenses” in this Prospectus. We describe the method of calculating payments under “Accessing your money” in this Prospectus.

We have not applied for an opinion letter from the IRS approving the forms of the EQUI-VEST
®
GWBL Rollover Annuity contract as a traditional or Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

Your right to cancel within a certain number of days

You can cancel either version of the EQUI-VEST
®
GWBL Rollover Annuity contract (traditional IRA or Roth IRA) by following the directions in “Your right to cancel with a certain number of days” under “Purchasing the Contract” in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

General rules on funding.
 Individuals may generally make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

•	“regular” contributions out of earned income or compensation; or

•	tax-free “rollover” contributions; or

•	direct custodian-to-custodian transfers from other traditional IRAs (“direct transfers”).

Rollover contributions to this traditional IRA contract

This EQUI-VEST
®
GWBL Rollover Annuity contract may be funded only through a direct rollover of funds from an eligible retirement plan which provides a feature similar to the Guaranteed Withdrawal Benefit for Life benefit feature of this contract. The source of the rollover must also be a Prior Contract. See “How you can make your contributions” in “Purchasing the Contract” in this Prospectus or “Rollover contributions to this Roth IRA contract” in this section for more information. Contributions to this contract cannot be made through “regular” IRA contributions out of your current compensation, direct transfers from other traditional individual retirement arrangements, or rollovers from any source other than the plans and the funding vehicles described above.

Rollover contributions may be made to this traditional IRA from any of these types of “eligible retirement plans” which meet the above plan feature and funding vehicle requirements:

•	qualified plans;

•	403(b) plans; and
•	governmental employer 457(b) plans, (also referred to as “governmental employer EDC plans”).

After lifetime required minimum distributions must start, any amount contributed to a traditional IRA must be net of your required minimum distribution for the year in which the rollover contribution is made.

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless an exception applies. Some of the exceptions include the following distributions:

•	“a required minimum distribution” after lifetime required minimum distributions must start; or

•	one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•	one of a series of substantially equal periodic payments made for a specified period of 10 years or more; or

•	a hardship withdrawal; or

•	a corrective distribution which fits specified technical tax rules; or

•	a loan that is treated as a distribution; or

•	in some instances, a death benefit payment to a beneficiary who is not your surviving spouse; or

•	a qualified domestic relations order distribution to a beneficiary who is not your current or former spouse.

Distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Effective for distributions made after December 29, 2022, repayments made within three years of these distributions to an eligible retirement plan can be treated as deemed rollover contributions. For prior qualified birth or adoption distributions, the repayment period ends December 31, 2025. Your distribution may be only partially eligible to be rolled over (for example, after you start lifetime Required Minimum Distributions, discussed below). Also, although other traditional individual retirement arrangements and contracts may be available, unless the benefit was elected under the plan on a Joint life basis and the spouse is the spouse who survives you, we do not offer this contract to spousal beneficiaries. We generally also do not offer this contract to spousal alternate payees under qualified domestic relations orders.

Although under general tax rules an individual may roll over amounts between eligible retirement plans, including traditional IRAs, within 60 days after receipt of a distribution, we do not accept “60-day” rollover contributions in this contract. When you directly roll over amounts, you tell the trustee or custodian of the eligible retirement plan to send the distribution directly to us. Direct rollovers are not subject to mandatory federal income tax withholding.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan. Rollovers from an eligible retirement plan to a traditional IRA are not subject to the “one-per-year limit” that applies to traditional IRA to traditional IRA rollovers.

Rollovers of
after-tax
contributions from eligible retirement plans other than traditional IRAs

Any
non-Roth
after-tax
contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See “Taxation of Payments” in this section under “Withdrawals, payments and transfers of funds out of traditional IRAs.”
After-tax
contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. Examples of excess contributions are regular contributions of more than the maximum regular contribution amount for the applicable taxable year, and a rollover contribution which is not eligible to be rolled over, for example to the extent an amount distributed is a lifetime required minimum distribution. You can avoid or limit the excise tax by withdrawing an excess contribution. See IRS Publications
590-A
and 590-B for further details.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals.
You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments.
Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

•	the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or

•	the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See “Rollover contributions to this traditional IRA contract” in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan.
After-tax
contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. A rollover will terminate or alter the Guaranteed Withdrawal Benefit for Life.

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the “one-per-year limit”. It is the IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

Distributions from a traditional IRA are not eligible for favorable ten-year
averaging and long-term capital gain treatment available to certain distributions from qualified plans.

IRA distributions directly transferred to charity

Specified distributions from IRAs directly transferred to charitable organizations may be tax-free to IRA owners age 70
1
⁄
2
or older. You can direct the Company to make a distribution

directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. Since an IRA owner is responsible for determining the tax consequences of any distribution from an IRA, we report the distribution to you on Form 1099-R. After discussing with your own tax advisor, it is your responsibility to report any distribution qualifying as a tax-free charitable direct transfer from your IRA on your own tax return. We do not permit a one-time distribution from IRAs to charitable gift annuities, charitable remainder unitrusts, and charitable remainder annuity trusts.

Required minimum distributions

The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) and the SECURE 2.0 Act of 2022 (“SECURE 2.0”) made significant changes to the required minimum distribution rules. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes.

Background on Regulations — Required Minimum Distributions.
Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed withdrawal benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions; When you have to take the first lifetime required minimum distribution.
 When you have to start lifetime required minimum distributions from your traditional IRAs is based on your applicable RMD age as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable RMD age is 73. If you attain age 74 after 2032, your applicable RMD age is 75. If you were born prior to July 1, 1949, your applicable RMD age is 70 ½, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable RMD age is 72. The first required minimum distribution is for the calendar year in which you attain the applicable RMD age. You have the choice to take this first required minimum distribution during the calendar year you actually reach the applicable RMD age, or to delay taking it until the first three-month period in the next calendar year (January 1 -April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you attain the applicable age. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made each year.
How you can calculate required minimum distributions

There are two approaches to taking required minimum distributions — “account-based” or “annuity-based.”

Account-based method.
If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.
If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and an eligible designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans?
No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose?
We will only pay you automatically if you affirmatively select an annuitization option or an account-based withdrawal option such as our “automatic required minimum distribution (RMD) service.” If you elect our Automatic RMD service, any RMD payment we make to you on December 1st will not be treated as an Excess withdrawal as described in this Prospectus under “Lifetime required minimum distribution withdrawals” in “Accessing your money.” Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year?
The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year
basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year?
Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 25% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). This penalty tax is reduced to 10% if a distribution of the shortfall is made within two years and prior to the date the excise tax is assessed or imposed by the IRS. It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die?
These vary, depending on the status of your beneficiary (individual or entity) and when you die. The SECURE Act significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. Federal tax rules governing post-death required minimum distribution payments are highly complex. For complete information on these rules, qualified legal and tax advisers should be consulted.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan or IRA contract following your death must generally be distributed within 10 years in accordance with federal tax rules. If your beneficiary is not an EDB, the entire interest must be distributed by the end of the calendar year which contains the tenth anniversary of your death. If you die before your Required Beginning Date, no distribution is required for a year before that tenth year. If you die on or after your Required Beginning Date, your beneficiary will be required to take an annual post-death required minimum distribution and all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death. It is the beneficiary’s responsibility to calculate and satisfy the required minimum distribution rules. Please consult your tax adviser to determine whether annual post-death required minimum distribution payments are required from your contract during the 10-year period.
Individual beneficiary who has “eligible designated beneficiary’ or “EDB” status

An individual beneficiary who is an “eligible designated beneficiary” or “EDB” can take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death. The following individuals are EDBs:

•	Your surviving spouse (see spousal beneficiary , below);

•	Your minor children (only while they are minors);

•	A disabled individual (Internal Revenue Code definition applies);

•	A chronically ill individual (Internal Revenue Code definition applies); and

•	Any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not as an entity beneficiary.

When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years in accordance with federal tax rules.

Spousal beneficiary

If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Effective beginning after 2023, your spouse may elect to have RMDs determined using the Uniform Lifetime Table and, if applicable, may delay starting payments over his/her life expectancy period until the year in which you would have attained the applicable RMD age. In some circumstances, for traditional IRA contracts only, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches the applicable RMD age, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth year anniversary of the owner’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Additional changes to post-death distributions after the SECURE Act

The SECURE Act applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the owner’s or participant’s death, individuals who are on-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the owner’s or participant’s death on a term certain method. In certain cases, a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the death of the original individual beneficiary will trigger the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the owner’s or participant’s death died in the 7 th
year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the owner or participant in this example died before December 31, 2019, the legislation caps the length of any post-death period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches the age of majority — the remaining interest must be distributed within 10 years in accordance with federal tax rules.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored
status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59
1
⁄
2
before the first day of that tax year.
Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59
1
⁄
2
. Some of the available exceptions to the
pre-age
59
1
⁄
2
penalty tax include distributions:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	used to pay certain extraordinary medical expenses (special federal income tax definition); or

•	used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

•	used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

•	used to pay certain higher education expenses (special federal income tax definition); or

•	made in connection with the birth or adoption of a child as specified in the Code; or

•	in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an
IRS-approved
distribution method.

SECURE 2.0 added new exceptions to the 10% early distribution penalty. Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under “traditional IRAs.”

The EQUI-VEST
®
GWBL Rollover Annuity Roth IRA contract is designed to qualify as a Roth individual retirement annuity un der Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may generally make four different types of contributions to a Roth IRA:

•	regular after-tax contributions out of earnings; or

•	taxable rollover contributions from traditional IRAs or other eligible retirement plans (“conversion rollover” contributions); or

•	tax-free rollover contributions from other Roth arrangements or designated Roth accounts under defined contribution plans; or

•	tax-free direct custodian-to-custodian transfers from other Roth IRAs (“direct transfers”).

Rollover contributions to this Roth IRA contract

The general requirements described above under “Rollover contributions to this traditional IRA contract” also apply to rollover contributions to this Roth IRA contract. This EQUI-VEST
®
GWBL Rollover Roth IRA contract may be funded only through a direct rollover of funds from a designated Roth account under an eligible retirement plan which provides a feature similar to the Guaranteed Withdrawal Benefit for Life benefit feature of this contract. The source of the rollover must also be a Prior Contract. Contributions to this contract cannot be made through “regular” Roth IRA contributions out of your current compensation, direct transfers from other Roth individual retirement arrangements, or rollovers from any source other than an eligible retirement plan which is using our contract as a funding vehicle for a feature in its plan similar to the Guaranteed Withdrawal Benefit for Life benefit feature of this contract.

As with the description above under “Rollover contributions to this traditional IRA contract”, your plan administrator will tell you whether or not your distribution is completely or partially eligible to be rolled over.

The source of a rollover contribution to this Roth IRA contract must be a “designated Roth account” under any of the following types of plans:

•	qualified plans;

•	403(b) plans; and

•	governmental employer 457(b) plans.

We do not currently permit direct rollover conversions from
non-Roth
accounts under such an eligible retirement plan.

In a conversion rollover transaction you are treated as having withdrawn all or a portion of funds from non-Roth
accounts under one of the above types of employer-sponsored eligible retirement plans and directly rolled it into a Roth IRA. Although the conversion rollover transaction is not subject to income tax withholding, the transaction is not tax-free,
but is generally fully taxable.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals.
 You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.
Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year
averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

•	Rollovers from a Roth IRA to another Roth IRA;

•	Direct transfers from a Roth IRA to another Roth IRA;

•	Qualified distributions from a Roth IRA; and

•	Return of excess contributions or amounts recharacterized to a traditional IRA.

You may roll over amounts from one Roth IRA to other Roth IRAs if you complete the transaction within 60 days of when you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the “one-per-year limit”. It is the IRA owner’s responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year.

Qualified distributions from Roth IRAs.
Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

•	you are age 59 1 ⁄ 2 or older; or

•	you die; or

•	you become disabled (special federal income tax definition); or

•	your distribution is a “qualified first-time homebuyer distribution” (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs.
Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)	Regular contributions.

(2)	Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

(a)	Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

(b)	Nontaxable portion.

(3)	Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose. Presumably rollover contributions from a “designated Roth contribution account” will also be disregarded.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)	All distributions made during the year from all Roth IRAs you maintain with any custodian or issuer are added together.

(2)
All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)	All conversion contributions made during the year are added together.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under “What are the required minimum distribution payments after you die?”

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.
Tax withholding and information reporting

Status for income tax purposes; FATCA.
In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified or tax-favored plan participation, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contractholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.
 We must withhold federal income tax from distributions from individual retirement annuity contracts. You may be able to elect out of this income tax withholding in some cases. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

•	We might have to withhold and/or report on amounts we pay under a free look or cancellation.

•	We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients that are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

Federal tax rules require payers to withhold differently on “periodic” and “non-periodic” payments. Periodic payments include annuity payments under the contract and Guaranteed Annual Withdrawal Amount payments under a supplementary contract after the account value falls to zero. Payers are to withhold from periodic annuity payments as if the payments were wages. For a periodic annuity payment, for example, the annuity contract owner’s withholding depends on what the owner specifies on a Form W-4P. If the owner fails to provide a correct Taxpayer Identification Number, withholding at the highest rate applies.

Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on
non-periodic
annuity payments (withdrawals)

For a
non-periodic
distribution (total surrender or partial withdrawal) we withhold at a flat 10% rate unless a different rate is elected on an IRS Form W-4R. We treat Guaranteed Annual Withdrawal Amount payments as partial withdrawals, unless or until the account value falls to zero. After that, payments under the supplementary contract are treated as periodic annuity payments.

Special rules for contracts issued in Puerto Rico

This Contract is not intended to qualify as an individual retirement annuity contract under the Puerto Rico Internal Revenue Code, as amended. If the source of the rollover includes Puerto Rico source income, rollover contributions to the EQUI-VEST
®
GWBL Rollover Annuity contract from your Prior Contract may not be a tax-free event. Please consult with your tax and legal advisors before you purchase this Contract.
Income from the EQUI-VEST
®
GWBL Rollover Annuity contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from the EQUI-VEST
®
GWBL Rollover Annuity contract is also subject to Puerto Rico tax. You are responsible for recordkeeping and calculating the taxable amount in U.S. and Puerto Rico of any distributions you take from this Contract. The calculation of the taxable portion of amounts distributed from the EQUI-VEST
®
GWBL Rollover Annuity contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit. Individual who are considering the purchase of an EQUI-VEST
®
GWBL Rollover Annuity contract in Puerto Rico should discuss with their tax and legal advisors any potential adverse tax consequences in both jurisdictions before purchasing the Contract in Puerto Rico.

We require owners or beneficiaries of annuity contracts in Puerto Rico that are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.
Impact of taxes to the Company

The contracts provide that we may charge the Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9.
More information

About our Separate Account

Variable Account AA is a separate account of Equitable Financial Life Insurance Company of America under Arizona Insurance Law.

Separate Account A is a separate account of Equitable Financial Life Insurance Company under special provisions of New York Insurance Law.

Each variable investment option is a subaccount of the Separate Account. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest the Separate Account’s assets in any investment permitted by applicable law. The results of the Separate Account’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in the Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the separate account may not be used to pay any liabilities of the Company other than those arising from the contracts.

The Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within the Separate Account that is available under the contract invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, the Separate Account, or to add other separate accounts;
(2)	to combine any two or more variable investment options;

(3)	to limit the number of variable investment options which you may elect;

(4)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(5)
to operate the Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a variable investment option directly);

(6)	to deregister the Separate Account under the Investment Company Act of 1940;

(7)	to restrict or eliminate any voting rights as to the Separate Account; and

(8)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of the Separate Account, you will be notified of such exercise, as required by law.

About EQ Advisors Trust

The EQ Advisors Trust (the “Trust”) is registered under the Investment Company Act of 1940. It is classified as
“open-end
management investment companies,” more commonly called mutual funds. The Trust issues different shares relating to each portfolio.

The Trust does not impose sales charges or “loads” for buying and selling its shares. All dividends and other distributions on the Trust’s shares are reinvested in full. The Board of Trustees of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its
Rule 12b-1
Plan, and other aspects of its operations, appears in the prospectus for the Trust, which accompanies this Prospectus, or in the SAI, which are available upon request. See also Appendix: “Portfolio Companies available under the contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and any guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Department of Financial Services of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transmittals and electronic applications

We accept contributions sent by wire to our processing office by agreement with other parties. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under “How you can make your contributions” under “Purchasing the Contract” in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain parties with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have its signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Your contribution will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

Contributions and transfers

•	Your contribution is allocated to the investment options and is invested at the unit value next determined after the receipt of the contribution.

•	Transfers to or from investment options will be made at the unit value next determined after the receipt of the transfer request.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a “contract year.” The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

About your voting rights

As the owner of shares of the Trust, we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for the Trust; or

•	any other matters described in each prospectus for the Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to the Company separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in an investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

Financial statements

The financial statements of the Separate Account, as well as the financial statements and financial statement schedules of the Company, are incorporated by reference in the SAI. The financial statements and financial statement schedules of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing our processing office or calling 1-800-628-6673.

Transfers of ownership, collateral assignments, loans and borrowing

You cannot assign or transfer ownership of an IRA contract except by surrender to us. Loans are not available and you cannot assign an IRA contract as security for a loan or other obligation.

You may direct the transfer of the values under your IRA contract to another similar arrangement under federal income tax rules.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in the separate account available under the contract. The offering of the units is continuous.

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable
.c
om/ICSR#EQH161822. You can request this information at no cost by calling
1-877-522-5035
or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2023)
				1 year	5 year	10 year
Asset Allocation	EQ/AB Dynamic Moderate Growth Δ — Equitable Investment Management Group, LLC (“EIMG”); AllianceBernstein L.P.	1.13%		12.96%	5.50%	4.15%
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.99%		13.22%	6.13%	4.53%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.98%		11.55%	4.96%	3.73%
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%	^	8.23%	2.61%	2.11%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	1.01%		14.86%	7.31%	5.34%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ
Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “
Δ
”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trust” for more information regarding volatility management.

†
EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trust” for more information regarding volatility management.

Appendix: State contract variations of certain features and benefits

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract’s features and benefits as previously described in this Prospectus.

States where certain EQUI-VEST
®
GWBL Rollover Annuity features and/or benefits are not available or have certain variations to features and/or benefits:

State	Features and benefits	Availability or variation
California	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund of your account value.

Connecticut	See “Charges that the Company deducts” in “Charges and Expenses”	The charge for third party transfer or exchange is removed
Florida	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of Florida, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the greater of the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract, or a refund of all contributions paid.

Idaho	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of Idaho, you may cancel your variable annuity contract and return it to use within 20 days from the date that you receive it. You will receive an unconditional refund of your contribution.

North Dakota	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of North Dakota, you may cancel your variable annuity contract and return it to use within 20 days from the date that you receive it. You will receive an unconditional return of your contribution.

Rhode Island	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of Rhode Island, you may cancel your variable annuity contract and return it to us within 20 days from the date that you receive it. You will receive an unconditional return of your contribution.

Texas	See “Your right to cancel within a certain number of days” in “Purchasing the Contract”
If you reside in the state of Texas, you may cancel your variable annuity contract and return it to us within 20 days from the date that you receive it. We will cancel it and refund any contribution you made to us, plus any fees or charges, and plus or minus any investment gain or loss which applies to the Variable Investment Options from the date such Contribution was allocated to such Option to the date of cancellation.

Appendix: Exchange Programs

The EQUI-VEST
®
GWBL Rollover Annuity contract is offered through an exchange program under which an existing variable annuity contract (or in the case of a contract issued to an employer-sponsored plan, your interest under such contract invested in the GWBL feature) issued by the Company (the “old contract”) may be exchanged for an EQUI-VEST
®
GWBL Rollover Annuity contract. This is called an “exchange” under securities law. Under tax law this is a plan distribution and rollover. Under this program, the surrender of the old contract must not trigger a withdrawal charge, either because no withdrawal charge applies under your old contract or you satisfy a condition for waiving the withdrawal charge under your old contract. The account value attributable to the old contract would not be subject to any withdrawal charge under the EQUI-VEST
®
GWBL Rollover Annuity contract (but would be subject to all other charges and fees under the EQUI-VEST
®
GWBL Rollover Annuity contract). You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the old contract to the benefits and guarantees provided by the EQUI-VEST
®
GWBL Rollover Annuity contract. You should also compare the fees and charges of the old contract to the fees and charges of the EQUI-VEST
®
GWBL Rollover Annuity contract, which may be higher than the fees and charges under the old contract. Any such exchange program will be made available on terms and conditions determined by us and will comply with applicable law.

The chart set out below provides a summary comparison of some of the important features of old contracts that were registered with the Securities and Exchange Commission (“SEC”) and the EQUI-VEST
®
GWBL Rollover Annuity contract. The chart set out below does not include information comparing contracts that were not registered with the SEC to the EQUI-VEST
®
GWBL Rollover Annuity contract. If you are currently invested in an old contract that was not registered with the SEC, you should refer to your certificate or other disclosure documents to compare your old contract with the EQUI-VEST
®
GWBL Rollover Annuity contract. Even for old contracts that were registered with the SEC, you should not rely solely on this chart in examining the differences between your old contract and the EQUI-VEST
®
GWBL Rollover Annuity contract. There may be other differences important for you to consider prior to purchasing the EQUI-VEST
®
GWBL Rollover Annuity contract. You should read the prospectus and other information related to your old contract prior to requesting a rollover to the EQUI-VEST
®
GWBL Rollover Annuity contract. Please note, this chart does not create or modify any existing rights or benefits, all of which are only established by your old contract.

Comparison of Old Contracts and the EQUI-VEST
®
GWBL Rollover Annuity Contract

			Old Contracts					New Contract
	EQUI-VEST ® (Series 201) Employer Sponsored Retirement Plans		EQUI-VEST ® Strategies (Series 900)		EQUI-VEST ® Strategies (Series 901)			EQUI-VEST ® GWBL Rollover Annuity Contract
Annual Administrative Charge 1	If your total account value on the last day of your contract year is less than $25,000.	• $65 (maximum) • $30 (current)	Depending on the agreement between the Company and your Employer.	• $65 (maximum) • $0-30 (current)	If your total account value on the last day of your participation year is less than $25,000.	• $65 (maximum) • $30 (current)	If your total account value on the last day of your contract year is less than $25,000.	• $65 (maximum) • $30 (current)

If your total account value on the last day of your contract year is $25,000 or more or if the total account values of all EQUI-VEST
®
contracts, owned by the same person, when added together, exceeds $100,000.
2
		• $0	Depending on the agreement between the Company and your Employer, the annual administrative charge is waived when your total account value is $15,000 or $25,000.	• $0	If your total account value on the last day of your participation year is $25,000 or more or your contract is issued to particular groups.	• $0
If your total account value on the last day of your contract year is $25,000 or more or if the total account values of all EQUI-VEST
®
contracts, owned by the same person, when added together, exceeds $100,000.
								• $0
Total Separate Account Annual Expenses	1.20%		0.25% - 1.20%		0% - 1.15%			1.00%
Maximum withdrawal charge	5%		0% - 6%		0% - 6%			None
Guaranteed Withdrawal Benefit for Life charge/Personal Income Benefit charge 3	1.00%		1.00%		1.00%			1.00%

Variable Investment Options	91 Various classes		92 Various classes		94 Various classes			5 Class IB

(1)
The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.

(2)	The $100,000 waiver is not applicable to EDC contracts.
(3)	The Personal Income Benefit is not available to contracts issued on or after November 10, 2023.

		Old Contracts		New Contract
	EQUI-VEST ® (Series 201) Employer Sponsored Retirement Plans	EQUI-VEST ® Strategies (Series 900)	EQUI-VEST ® Strategies (Series 901)	EQUI-VEST ® GWBL Rollover Annuity Contract
Variable Investment Options Available for Allocation to your Personal Income Benefit/ Guaranteed Withdrawal Benefit for Life option 1	5	5	5	5
Lifetime minimum guaranteed interest rate in the guaranteed interest option	3%	3%	3%	Not available
Death Benefit
The greater of: (i) your account value, less any outstanding loan balance and accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment; and (ii) your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that may apply, less any outstanding loan balance and accrued interest.

The greater of: (i) your account value, less any outstanding loan balance and accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment; and (ii) your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that may apply, less any outstanding loan balance and accrued interest.

The greater of: (i) your account value, less any outstanding loan balance and accrued interest as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect payment; and (ii) your total contributions, adjusted for withdrawals and any withdrawal charges and any taxes that may apply, less any outstanding loan balance (in certain newer contracts there is no outstanding loan balance) and accrued interest.
Your account value as of the date we receive satisfactory proof of the owner’s death, any required instructions for the method of payment, and all information and forms necessary to effect payment
Enhanced Death Benefit 2	No	Yes	Yes	No
Fixed Maturity Options 3	No	Yes	No	No
Structured Investment Option 4	Yes	Yes	Yes	No
Loan Feature (if your employer’s plan permits)	Yes	Yes	Yes	No

1	The Personal Income Benefit is not available to contracts issued on or after November 10, 2023.

2
If you elect the enhanced death benefit, the death benefit is equal to the greater of: (i) your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment (less any outstanding loan and accrued loan interest); and (ii) the enhanced death benefit as of the date of your death.

The enhanced death benefit equals your initial contribution. Then, on each third participation date anniversary until you are age 85, we will determine your enhanced death benefit by comparing your current enhanced death benefit to your account value. If your account value is higher than your enhanced death benefit, we will increase your enhanced death benefit to equal your account value. On the other hand, if your account value on any third participation date anniversary is less than your enhanced death benefit, we will not adjust your enhanced death benefit either up or down. If you make additional contributions, we will increase your current enhanced death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your account value, we will adjust your enhanced death benefit on the date you take the withdrawal.

3
Fixed Maturity Options offer a fixed rate of interest if held to maturity. Fixed Maturity Options generally have maturity dates that range from one to ten years. Withdrawals or transfers from a Fixed Maturity Option prior to maturity may be subject to a market value adjustment, which may increase or decrease the account value. See “fixed maturity options” in your Prospectus for more information.

4
The Structured Investment Option permits you to invest in one or more Segments, each of which provides performance tied to the performance of the S&P 500 Price Return Index (the “Index”), for set periods of one, three, or five years. The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of the Company. Unlike an index fund, the Structured Investment Option provides a return at maturity designed to provide protection against certain decreases in the Index in exchange for a limitation on participation in certain increases in the Index. The extent of the downside protection at maturity is the first 10% or 20% of loss depending on the Segment Duration applicable to that Segment. See the Prospectus for the Structured Investment Option for more information.

EQUI-VEST
®
GWBL Rollover Annuity
Issued by

Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

This prospectus describes the important features of the contract and provides information about the Company.

We have filed with the Securities and Exchange Commission a Statement of Additional Information (“SAI”) that includes additional information about EQUI-VEST
®
GWBL Rollover Annuity, Equitable Financial Life Insurance Company of America and Variable Account AA, and Equitable Financial Life Insurance Company and Separate Account A. The SAI dated May 1, 2024, is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The SAI is also available at our website, www.equitable.com/ICSR#EQH161822.

We file periodic reports and other information about EQUI-VEST
®
GWBL Rollover Annuity, Variable Account AA and Separate Account A as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Class/Contract Identifier: C000247537 (EFLOA)
Class/Contract Identifier: C000126323 (EFLIC)

EQUI-VEST® Employer-Sponsored Retirement Plans

EQUI-VEST® (Series 100-500)

EQUI-VEST® (Series 201)

EQUI-VEST® ExpressSM (Series 700)

EQUI-VEST® ExpressSM (Series 701)

EQUI-VEST® (Series 800)

EQUI-VEST® (Series 801)

EQUI-VEST® Strategies (Series 900)

EQUI-VEST® Strategies (Series 901)

EQUI-VEST® GWBL Rollover Annuity

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Statement of Additional Information

May 1, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related prospectus for your EQUI-VEST® product dated May 1, 2024. That prospectus provides detailed information concerning the contracts/certificates and the variable investment options, and/or the fixed maturity options that fund the contracts/certificates. Each variable investment option is a subaccount of the Company’s Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 1430, Charlotte, NC 28201- 1430), by calling toll free, (800) 628-6673, or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Calculation of annuity payments

Variable Immediate Annuities are described in a separate prospectus that may be available from your financial professional. Before you select a Variable Immediate Payout option, you should read the prospectus which contains important information you should know.

The calculation of monthly annuity payments under a contract /certificate takes into account the number of annuity units of each variable investment option credited under a contract/certificate, their respective annuity unit values, and a net investment factor. The annuity unit values used may vary, although the method of calculating annuity unit values set forth below remains the same. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

•	.00013366 of the net investment factor for a certificate with an assumed base rate of net investment return of 5% a year; or

•	.00009425 of the net investment factor for a certificate with an assumed base rate of net investment return of 3 1⁄2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1⁄2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1⁄2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The

EV (EFLIC)

#607112

initial payment will be calculated using the basis guaranteed in the applicable contract/certificate or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of Calculation of Annuity Payments

To show how we determine variable annuity payments, assume that the account value on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the certificate would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October, the annuity payment due in December would be $95.19 (the number of units (26.74) times $3.56).

Custodian

The Company is the custodian for the shares of the Trusts owned by Separate Account A.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account A as of December 31, 2023 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS (for Separate Account A) and Form N-VPFS (for Equitable Financial Life Insurance Company) have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

Distribution of the contracts/certificates

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company and certain of the Company’s separate accounts, including Separate Account A, the Company paid Equitable Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Separate Account A, $528,625,217 in 2023, $628,586,635 in 2022 and $633,967,608 in 2021. Of these amounts, Equitable Advisors retained $253,096,170, $286,917,091 and $282,627,531, respectively.

Under a distribution agreement between Equitable Distributors, the Company and certain of the Company’s separate accounts, including Separate Account A, the Company paid Equitable Distributors, distribution fees of $383,966,142 in 2023, $535,080,397 in 2022 and $589,621,128 in 2021, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Separate Account A. Of these amounts, for each of these three years, Equitable Distributors retained $0, $0 and $0, respectively.

Calculating unit values

Unit values are determined at the end of each “valuation period” for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for your EQUI-VEST® contract/certificate may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the “net investment factor” for the variable investment option for that valuation period. The net investment factor is:

(	a b	)	–	c

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

2

(c)

is the daily Separate Account A asset charge for the expenses of the contracts/certificates times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

Financial statements

The financial statements and financial statement schedules of the Company incorporated herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts/certificates.

3

PART C

OTHER INFORMATION

Item 27.	(a) Board of Directors Resolutions.

(a)

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States (“Equitable”) authorizing the establishment of the Registrant, incorporated herein by reference to Registration Statement No. 2-30070 filed on October 27, 1987, refiled electronically on July 10, 1998.

(b)

Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, incorporated herein by reference to Registration Statement No. 2-30070 filed on April 24, 1995, refiled electronically on July 10, 1998.

(b)	Custodial Agreements. Not applicable.

(c)	Underwriting Contracts.

(a)

Amended and Restated Distribution Agreement, dated November 1, 2023, between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, filed herewith to Registration Statement on Form N-4 (File No. 333-186807) filed on April 19, 2024.

(b)

Agreement dated January 1, 2000 for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2001.

(c)

Transition Agreement dated January 1, 2000 for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2001.

(d)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2004.

(d)(i)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(d)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(d)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(v)

Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(vi)

Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(vii)

Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(d)(viii)

Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(d)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(d)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(d)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(d)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(d)(xvi)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(d)(xviii)

Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, previously filed with this registration statement (File No. 333-186807) on April 20, 2021.

(d)(xix)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-186807) on April 20, 2022.

(d)(xx)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-186807) on April 20, 2022.

(d)(xxi)

Twenty Second Amendment to General Agent Sales Agreement, dated November 13, 2023, between Equitable Financial Life Insurance Company and Equitable Network, LLC, filed herewith to Registration Statement on Form N-4 (File No. 333-186807) filed on April 19, 2024.

(e)

Broker General Agent Agreement between Broker General Agent and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(f)

Wholesale Broker-Dealer Supervisory and Sale Agreement between the Broker-Dealer and Equitable Distributors, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(g)

Broker-Dealer and General Agent Sales Agreement between Equitable Distributors, LLC and Broker-Dealer and General Agent, incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-265027) filed on January 30, 2024.

(h)

Amended and Restated Agreement for Cooperative and Joint Use of Personnel, Property and Services, dated November 1, 2023, between Equitable Financial Life Insurance Company and Equitable Distributors, LLC, filed herewith to Registration Statement on Form N-4 (File No. 333-186807) filed on April 19, 2024.

(d)	Contracts. (Including Riders and Endorsements)

(a)

Form of Group Annuity Contract No. 11929 CI, amendments and endorsements thereto; Application for Group Annuity Contract; Form of Certificate No. 119331; Form of Group Annuity Contract 11930 CT, endorsements and amendments thereto; Form of Certificate No. 11934 T; Form of Group Annuity Contract No. 11931 CH, endorsements and amendments thereto; Form of Certificate No. 11935 CH; Form of Group Annuity Contract No. 11932 CP, endorsements and amendments thereto, Form of Certificate No. 11935P; Form of Group Annuity Contract No. 11938 C-C, amendments and endorsements thereto; Form of Certificate No. 11938C; Form of Group Annuity Contract No. 11937C NQ, endorsements and amendments thereto; Form of Certificate No. 11937 NQ and amendment thereto; and, Form of Certificate No. 11939C NQ-I; incorporated herein by reference to Registration Statement (File No. 2-30070) filed on April 24, 1995, refiled electronically on July 10, 1998.

(b)	Unit Investment Trust Endorsement, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on December 21, 1987, refiled electronically on July 10, 1998.

(c)	GWBL Rollover Traditional IRA Deferred Variable Annuity Contract (Form No. 2013EVGWBLIRA-A), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(d)	GWBL Rollover Traditional IRA Deferred Variable Annuity Contract (Form No. 2013EVGWBLIRA-B), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(e)	Form of Data Pages (Form No. 2013DPEVGWBLIRA), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(f)	GWBL Rollover Roth IRA Deferred Variable Annuity Contract (Form No. 2013EVGWBLROTH-A), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(g)	GWBL Rollover Roth IRA Deferred Variable Annuity Contract (Form No. 2013EVGWBLROTH-B), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(h)	Form of Data Pages (Form No. 2013DPEVGWBLROTH), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(e)	Applications.

(a)

Forms of Applications and Requests for Enrollment for Equi-Vest Qualified and Non-Qualified Plans, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on October 27, 1987, refiled electronically on July 10, 1998.

(b)

Form of application used with the variable annuity contracts offered under EQUI-VEST PERSONAL RETIREMENT PROGRAMS, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on April 24, 1995, refiled electronically on July 10, 1998.

(c)

Form of Application for use with TSA Advantage Certificates, standard Roth IRA Certificates, and Roth Advantage IRA Certificates, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on June 9, 1998.

(d)	Form of Application for EQUI-VEST® GWBL Rollover IRA Contract (Form No. 2013 App EQVGWBL), previously filed with this registration statement (File No. 333-186807) on April 23, 2013.

(f)	Depositor’s Certificate of Incorporation And By-Laws.

(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(b)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts.

(a)

Assumption Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, dated January 1, 2024, filed herewith to Registration Statement on Form N-4 (File No. 333-186807) filed on April 19, 2024.

(h)	Participation Agreements.

(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xv)

Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(a)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iv)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(v)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(vi)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) ”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(a)(b)(vii)

Amendment No.6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(a)(b)(viii)

Amendment No. 7 dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on February 11, 2016.

(a)(b)(ix)

Amendment No. 8 dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on January 31, 2017.

(a)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(a)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(a)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(a)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(a)(b)(xiv)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xvi)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(a)(b)(xvii)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(a)(b)(xviii)

Amendment No. 17 dated January 13, 2022 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 28, 2022.

(a)(b)(xix)

Amendment No. 18 dated August 19, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(b)(xx)

Amendment No. 19 dated November 17, 2022, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 26, 2023.

(a)(b)(xxi)

Amendment No. 20 dated March 16, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on March 29, 2023.

(a)(b)(xxii)

Amendment No. 21 dated July 31, 2023, to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-229766) filed on February 7, 2024.

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

Opinion and Consent of Alfred Ayensu-Ghartey, Esq., Vice President and Associate General Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

(l)	Other Opinions.

(a)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(b)	Powers of Attorney, filed herewith.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectus. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1345 Avenue of the Americas, New York, New York 10105. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR

DIRECTORS

Francis Hondal	Director
10050 W. Suburban Drive
Pinecrest, FL 33156

Arlene Isaacs-Lowe	Director
1830 South Ocean Drive, #1411
Hallandale, FL 33009

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
135 Ridge Common
Fairfield, CT 06824

Craig MacKay	Director
England & Company
1133 Avenue of the Americas
Suite 2719
New York, NY 10036

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
20 East End Avenue, Apt. 5C
New York, New York 10028

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*Darryl Gibbs	Chief Diversity Officer

*David W. Karr	Signatory Officer

*Jessica Baehr	Signatory Officer

*Mary Jean Bonadonna	Signatory Officer

*Eric Colby	Signatory Officer

*Steven M. Joenk	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Carol Macaluso	Signatory Officer

*Hector Martinez	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Kurt Meyers	Deputy General Counsel and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Antonio Di Caro	Signatory Officer

*Glen Gardner	Deputy Chief Investment Officer

*Shelby Hollister-Share	Signatory Officer

*Manuel Prendes	Signatory Officer

*Meredith Ratajczak	Chief Actuary

*Aaron Sarfatti	Chief Strategy Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Stephanie Shields	Signatory Officer

*Joseph M. Spagnuolo	Signatory Officer

*Gina Tyler	Chief Communications Officer

*Constance Weaver	Chief Marketing Officer

*Stephanie Withers	Chief Auditor

*Yun (“Julia”) Zhang	Treasurer

Item 29.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Separate Account A of Equitable Financial Life Insurance Company (the “Separate Account”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2023 is incorporated herein by reference to Registration Statement (File No. 333-229766) on Form N-4 filed on February 7, 2024.

Item 30.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO Re Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, Inc. and Equitable Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, Inc. and Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)	Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)	Separate Account No. 49B of Equitable Colorado

(iii)	EQ Advisors Trust

(iv)	Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

(b)	Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account No. 301.

(c)	Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC:

EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Patricia Boylan	Broker Dealer Chief Compliance Officer

*Yun (“Julia”) Zhang	Director, Senior Vice President and Treasurer

*Nia Dalley	Vice President and Chief Conflicts Officer

*Brett Esselburn	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Tracy Zimmerer	Vice President, Principal Operations Officer

*Page Pennell	Vice President

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

* Michael Cole	Vice President and Assistant Treasurer

*Constance (Connie) Weaver	Vice President

*Michael Brudoley	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jessica Baehr	Director, Executive Vice President and Head of Group Retirement

*Hector Martinez	Director, Executive Vice President and Head of Life Business

*Eric Brown	Senior Vice President

*James Crimmins	Senior Vice President

*James Daniello	Senior Vice President

*Michael B. Healy	Senior Vice President

*Patrick Ferris	Senior Vice President

*Brett Ford	Senior Vice President

*Bernard Heffernon	Senior Vice President

*David Kahal	Senior Vice President

*Fred Makonnen	Senior Vice President

*Matthew Schirripa	Senior Vice President

*David Veale	Senior Vice President

*Arielle D’ Auguste	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Mark Teitelbaum	Senior Vice President

*Candace Scappator	Vice President, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Francesca Divone	Secretary

*Richard Frink	Senior Vice President

*Michael J. Gass	Vice President

*Kathi Gopie	Vice President

*Timothy Jaeger	Vice President

*Jeremy Kachejian	Vice President

*Laird Johnson	Vice President

*Enrico Mossa	Assistant Vice President

*James C. Pazareskis	Assistant Vice President

*Caitlin Schirripa	Assistant Vice President

*Samuel Schwartz	Vice President

*Greg Seavey	Vice President

* Michael Cole	Assistant Treasurer

*Stephen Scanlon	Director, Executive Vice President and Head of Individual Retirement

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Michael Brudoley	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address:

1345 Avenue of the Americas

NY, NY 10105

(d)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

Item 32.	Location of Accounts and Records

This information is omitted as it is provided in the Registrant’s most recent report on Form N-CEN.

Item 33.	Management Services

Not applicable.

Item 34.	Fee Representation

The Depositor hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor under the respective contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on the 19th day of April, 2024.

SEPARATE ACCOUNT A (Registrant)

Equitable Financial Life Insurance Company
(Depositor)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Joan Lamm-Tennant	Craig MacKay
Francis Hondal	Mark Pearson
Arlene Isaacs-Lowe	Bertram Scott
Daniel G. Kaye	Charles G.T. Stonehill
Kristi A. Matus	George Stansfield

*By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Attorney-in-Fact
April 19, 2024